UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2022

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: Flexible Bond Fund
(Institutional Class and Investor Class)
Annual Report
April 30, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), the Fund’s sub-adviser
Fund Performance
For the twelve-month period ended April 30, 2022, the Fund (Institutional Class shares) returned -7.72%, relative to an -8.51% return for the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark index.
GWCM Commentary
Global economic activity grew well above trend in 2021 despite numerous headwinds coming from COVID-19 variants, supply chain dislocations, and persistent inflation pressures. Strong consumption behavior and corporate earnings, coupled with record amounts of stimulus, accounted for high levels of growth. Economic data remained healthy but weakened towards the end of 2021 and into the first quarter of 2022. Inflation levels in the U.S. are at forty-year highs and pose an increasing risk to the global economy. External shocks such as the war in Ukraine and lockdowns in China have put a heavy strain on both supply chains and commodities, and inflation is now evident in almost every sector of the economy. While supply-side inflation was the predominant driver over the last year, demand-driven inflation is also a factor. Central banks have thus been forced to respond with a more hawkish policy stance. The U.S. Federal Reserve (the “Fed”) is in a very challenging position as achieving a “soft landing” will be difficult. The Federal Open Market Committee is aware of the difficulties ahead and wants to avoid stagflation, however, the possibility of policy error is high due to the unique circumstances of the current environment. The rapid repricing in interest rates has resulted in a flat yield curve, with some parts of the curve having briefly inverted. Some of this flattening can be attributed to distortion from years of accommodative monetary policy and the real yield curve remains deeply negative but positively sloped. The current environment is still accommodative, but financial conditions will continue to tighten throughout 2022. Growth is expected to slow in the U.S., but a recession in the near-term is not the base case. All these issues create significant challenges and uncertainty to the global growth outlook. The International Monetary Fund now predicts global growth to be +3.2% for 2022 after expanding 5.7% in 2021 but there could be downside risk from here.
The portion of the Fund managed by GWCM (“GWCM portfolio”) benefitted from being underweight agency mortgage-backed securities (“MBS”) throughout much of 2021. High levels of prepayment activity, elevated interest rate volatility, and a general uncertainty around when the Fed would unwind its accommodative policies all weighed on MBS performance. Our bearish view on MBS served the GWCM portfolio well in 2021, however our views on the sector began to change in the first quarter of 2022 as valuations became more compelling relative to other asset classes and some of the uncertainty around the Fed’s plans began to subside. As a result, our exposure to MBS throughout the first quarter of 2022 trended toward being neutral to overweight by the fiscal year-ended April 30, 2022.
The GWCM portfolio continued to maintain an out-of-benchmark allocation to collateralized loan obligations and asset-backed securities. These sectors benefitted from spread tightening throughout 2021, however, as the calendar turned to 2022, rising rates, concerns around the Fed’s ability to contain inflation, and the rising probability of a recession resulted in spread widening across credit markets throughout the first quarter.

The GWCM portfolio maintained an underweight to duration relative to its benchmark index, a positioning that benefitted the GWCM portfolio as rates increased, and the yield curve flattened throughout the year.
Loomis Sayles Commentary
The portion of the Fund sub-advised by Loomis Sayles (“Loomis portfolio”) has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities. Our shorter-than-benchmark duration stance boosted excess performance as yields rose throughout the year. Security selection, especially in investment grade and securitized were positive throughout the period while our positions in high yield and emerging market credits were negative. The Loomis portfolio’s underweight in U.S. Treasurys was also beneficial throughout the fiscal year.
Third Quarter Review: The bond market produced mixed returns in the third quarter, as investors began to look ahead to the point at which the Fed would start to taper its stimulative quantitative easing policy. In September, Fed Chairman Jerome Powell stated that the central bank was likely to announce a tapering program before the end of 2021. This change would not mark an immediate end to the stimulus, but rather a gradual reduction over the course of the coming year. However, the markets also began to price in a significant likelihood that the Fed would enact its first rate hike in late 2022. The primary reason for the expected policy shift was not only that economic growth had been firmly in positive territory for over a year, but also signs that the recent increase in inflation was more than just a “transitory” phenomenon, particularly in light of increased bottlenecks in the global supply chain. Together, these factors dampened returns across the fixed income market.
The prospect of a change in Fed policy led to higher yields for U.S. Treasurys with maturities of one year and above. The yield on the benchmark 10-year note rose from 1.45% at the beginning of the quarter to 1.52% at the end of September. All the upward movement occurred in September, as yields were flat to lower in the first two months of the quarter due in part to uncertainty about the trajectory of economic growth. Notably, Treasurys experienced day-to-day volatility that was well above historical levels as investors struggled to assess the various cross-cutting factors affecting the economic outlook. Investment grade corporate bonds were flat over the past three months. After performing well in the first two months of the quarter, the asset class sold off in late September due to the spike in Treasury yields, rising new supply issue and investors’ reduced appetite for risk. Still, corporates maintained their return advantage over government debt on a year-to-date basis. High yield bonds outpaced the broader fixed income market. The category tends to have lower interest rate sensitivity than investment grade bonds, a key positive at a time in which concern about Fed policy was the key factor driving market performance. High yield further benefited from the combination of favorable credit conditions, continued gains for equities, and an impressive rally in oil prices. Leveraged loans, many of which offer yields that adjust upward with prevailing interest rates, also outperformed.
On a relative basis, security selection within high yield credit was the largest contributor to returns for the quarter. Our exposure to convertibles contributed to excess performance for the period as well. An allocation to equities was a laggard.
Fourth Quarter Review: The bond market experienced flat overall returns in the fourth quarter, closing out a difficult year for the asset class. The Fed’s shift to a more hawkish policy stance was the most important factor driving performance in the final three months of 2021. The Fed, after holding to its view that rising inflation was a “transitory” phenomenon through the middle part of the year, switched gears in response to price pressures that showed no signs of dissipating. In November, the central bank announced that it would begin tapering the stimulative bond buying program known as quantitative easing, and it started preparing the markets for the likelihood of rising interest rates in 2022. These developments proved to be a headwind for many segments of the fixed income market.
Short-term U.S. Treasurys suffered a disproportionate impact from the change in market expectations for the Fed policy over the next few years. The yield on the two-year note, which had traded between 0.10% to 0.25% for most of the year’s first nine months, subsequently surged to 0.73% at the close of December. Conversely, yields on long-term bonds – which are more heavily influenced by expectations for the economy – declined, as investors began to anticipate slower growth in 2022. The divergence in performance between short- and long-term issues led to a flattening on the long-end of the yield curve in the quarter. Investment grade corporates delivered a narrow gain and slightly outperformed the government bond market. The category benefited from the combination of healthy fundamentals for U.S. corporations and investors’ continued appetite for yield. Higher rated securities (those rated AAA and AA) were the key driver of returns for the broader asset classes. Corporates, while finishing with a negative absolute return in 2021, outpaced Treasurys for the full year. Although uncertainty surrounding the Omicron variant of COVID-19 briefly weighed on performance in November, high yield bonds recovered to post a decent gain for the quarter. Energy, materials, and other cyclical areas of the category generally led the way higher. The asset class registered a healthy, mid-single digit return in 2021, reflecting favorable credit conditions and the steady improvement in corporations’ earnings and balance sheets.
The allocation to high yield credit aided performance for the quarter. On an excess basis, performance in the sector had the greatest impact in the strategy. Exposure to securitized credit was also modestly additive to returns. Emerging market credits hindered overall performance for the period, as did our allocation to U.S. Treasurys.
2022 YTD Review (January 1, 2022 - April 30, 2022): The U.S. bond market experienced a historic downturn in the first quarter, with all major segments of the asset class finishing in negative territory. Coming into 2022, investors were already on edge due to rising inflation and the Fed’s pivot to a more hawkish monetary policy stance late last year. Expectations for the number of potential Fed rate hikes continued to rise through January and February, and the outlook grew even more challenging after Russia’s invasion of Ukraine was accompanied by a jump in commodity prices. As a result, geopolitical turmoil – which often helps bonds by sparking a “flight to quality” – instead, exacerbated the sell-off by increasing the likelihood of even higher inflation. With this as the backdrop, the Fed began to tighten policy by ending its stimulative quantitative easing program and enacting a quarter point rate hike on March 17, 2022 (its first since December 2018). By the end of March, the futures markets were pricing in as many as seven more quarter point interest rate increases in 2022. Yields on short-term U.S. Treasurys, which are highly sensitive to Fed policy, surged in conjunction with the shifting monetary policy outlook. The two-year note, which traded at 0.73% on December 31, 2021, moved to 2.28% by the end of the first quarter (as its price fell). Longer-term Treasury yields also rose, with the 10-year note moving from 1.52% to 2.32%. The yield curve flattened significantly as a result of these moves, and at times segments on the long end of the yield curve were inverted (meaning that longer-dated securities offered lower yields than those with shorter maturities). Investment grade corporates underperformed Treasurys, as investors’ increased aversion to risk caused the category’s yield spreads versus government bonds to rise. Longer-term corporates were hit hardest in the downturn, while higher-quality issues lagged lower-rated bonds within the investment grade asset class, likely due to differences in duration among the rating buckets. High yield bonds also suffered losses in the quarter, but they outperformed investment grade corporates due to their lower degree of interest rate sensitivity. On the positive side, leveraged loans, many of which offer yields that adjust to prevailing interest rates, experienced only a narrow loss. Loans benefited from increased demand as investors gravitated toward securities that could withstand a rising rate environment. Emerging market bonds were the weakest performing category of the fixed income universe in the first quarter. In addition to suffering a disproportionate impact from Russia’s military action and the subsequent collapse of the country’s financial markets, emerging market debt was hurt by the softer global growth outlook, strength in the U.S. dollar, and investors’ gravitation away from higher-risk assets.
Throughout the first four months of 2022, our shorter-than-benchmark duration stance boosted excess performance as yields rose. Relative returns, especially in investment grade and securitized were positive throughout the period while our positions in high yield and emerging market credits were negative. Additionally, the Loomis portfolio’s underweight to U.S. Treasurys impacted performance positively during the beginning of 2022.
The views and opinions in this report were current as of April 30, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2022 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-7.72%	1.92%
Investor Class	-8.04%	-5.71%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2022 (unaudited)
Rating	Percentage of Fund Investments
Aaa	51.94%
Aa1	0.44
Aa2	1.18
Aa3	0.20
A1	1.92
A2	4.24
A3	1.15
Baa1	2.27
Baa2	3.91
Baa3	5.53
Ba1	2.95
Ba2	2.38
Ba3	1.65
B1	0.92
B2	1.73
B3	1.03
CCC, CC, C	0.40
Equities	1.41
Not Rated	5.47
Short Term Investments	9.28
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 30, 2021 to April 30, 2022).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/30/21)	(04/30/22)	(10/30/21–04/30/22)
Institutional Class
Actual	$1,000.00	$ 917.90	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.80	$2.28
Investor Class
Actual	$1,000.00	$ 915.80	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.85
* Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class shares and 0.76% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 183/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 9.95%
$ 852,389	510 Asset Backed Trust(b)(c) Series 2021-NPL1 Class A1 2.24%, 06/25/2061	$ 811,199
	Aaset Trust(b)
	Series 2021-1A Class A
778,591	2.95%, 11/16/2041	676,548
	Series 2021-2A Class A
991,469	2.80%, 01/15/2047	892,492
105,000	Affirm Asset Securitization Trust(b) Series 2021-B Class C 1.40%, 08/17/2026	96,323
	Ally Auto Receivables Trust
	Series 2019-1 Class A3
36,786	2.91%, 09/15/2023	36,868
	Series 2019-2 Class A3
6,015	2.23%, 01/16/2024	6,027
	Series 2019-4 Class A3
16,930	1.84%, 06/17/2024	16,937
	American Credit Acceptance Receivables Trust(b)
	Series 2019-3 Class D
10,000	2.89%, 09/12/2025	10,028
	Series 2020-1 Class D
850,000	2.39%, 03/13/2026	844,734
	Series 2020-4 Class D
85,000	1.77%, 12/14/2026	82,255
	Series 2021-1 Class D
2,000,000	1.14%, 03/15/2027	1,910,822
	Series 2021-2 Class D
1,750,000	1.34%, 07/13/2027	1,663,567
	Series 2021-3 Class D
3,730,000	1.34%, 11/15/2027	3,506,450
	Series 2021-4 Class D
3,440,000	1.82%, 02/14/2028	3,218,642
	Series 2022-1 Class D
400,000	2.46%, 03/13/2028	373,592
	AmeriCredit Automobile Receivables Trust
	Series 2018-3 Class D
5,000	4.04%, 11/18/2024	5,037
	Series 2019-2 Class D
10,000	2.99%, 06/18/2025	9,921
	Series 2019-3 Class D
5,000	2.58%, 09/18/2025	4,954
	Series 2020-1 Class D
20,000	1.80%, 12/18/2025	19,411
	Series 2020-2 Class D
350,000	2.13%, 03/18/2026	339,968
	Series 2020-3 Class D
120,000	1.49%, 09/18/2026	113,756
	Series 2021-1 Class D
385,000	1.21%, 12/18/2026	358,130
3,400,000	Apidos XXXVII(b)(d) Series 2021-37A Class B 2.74%, 10/22/2034 3-mo. LIBOR + 1.60%	3,344,386
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 210,000	Aqua Finance Trust(b) Series 2021-A Class B 2.40%, 07/17/2046	$ 185,423
2,500,000	Ares LX Ltd(b)(d) Series 2021-60A Class C 2.99%, 07/18/2034 3-mo. LIBOR + 1.95%	2,460,005
3,850,000	Ares LXII Ltd(b)(d) Series 2021-62A Class B 2.83%, 01/25/2034 3-mo. LIBOR + 1.65%	3,789,074
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2018-1A Class B
535,000	4.00%, 09/20/2024	537,062
	Series 2018-1A Class C
100,000	4.73%, 09/20/2024	100,228
	Series 2019-2A Class A
130,000	3.35%, 09/22/2025	128,808
	Series 2020-1A Class C
1,795,000	3.02%, 08/20/2026	1,657,907
	Series 2020-2A Class A
925,000	2.02%, 02/20/2027	865,117
	Series 2020-2A Class B
210,000	2.96%, 02/20/2027	200,588
	Series 2020-2A Class C
110,000	4.25%, 02/20/2027	108,008
	Series 2021-1A Class C
105,000	2.13%, 08/20/2027	93,576
	Series 2021-2A Class C
450,000	2.35%, 02/20/2028	401,080
575,000	Bain Capital Credit Ltd(b)(d) Series 2020-4A Class C 3.76%, 10/20/2033 3-mo. LIBOR + 2.70%	560,744
1,500,000	Barings Ltd(b)(d) Series 2020-4A Class C 3.21%, 01/20/2032 3-mo. LIBOR + 2.15%	1,481,739
1,585,000	BHG Securitization Trust(b) Series 2022-A Class B 2.70%, 02/20/2035	1,491,676
900,000	BlueMountain Ltd(b)(d) Series 2018-2A Class B 2.21%, 08/15/2031 3-mo. LIBOR + 1.70%	888,458
2,900,000	BlueMountain XXXIII Ltd(b)(d) Series 2021-33A Class B 2.18%, 11/20/2034 3-mo. LIBOR + 1.70%	2,839,100
355,000	Brex Commercial Charge Card Master Trust(b) Series 2021-1 Class A 2.09%, 07/15/2024	349,672
84,747	Business Jet Securities LLC(b) Series 2021-1A Class B 2.92%, 04/15/2036	78,113
523,577	CAL Funding IV Ltd(b) Series 2020-1A Class A 2.22%, 09/25/2045	480,865

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Carlyle Global Market Strategies Ltd(b)(d)
	Series 2018-2A Class B
$ 1,200,000	3.09%, 10/15/2031 3-mo. LIBOR + 2.05%	$ 1,173,246
	Series 2021-1A Class B
2,000,000	2.84%, 04/15/2034 3-mo. LIBOR + 1.80%	1,939,380
	Series 2021-3SA Class A2
2,000,000	2.54%, 04/15/2034 3-mo. LIBOR + 1.50%	1,956,184
	CarMax Auto Owner Trust
	Series 2019-3 Class D
5,000	2.85%, 01/15/2026	4,943
	Series 2020-1 Class D
5,000	2.64%, 07/15/2026	4,880
	Series 2020-2 Class C
15,000	4.23%, 11/17/2025	15,064
	Series 2020-3 Class D
5,000	2.53%, 01/15/2027	4,881
	Series 2020-4 Class D
1,830,000	1.75%, 04/15/2027	1,729,941
	Series 2021-1 Class D
500,000	1.28%, 07/15/2027	464,319
	Series 2022-1 Class D
300,000	2.47%, 07/17/2028	283,420
	Carvana Auto Receivables Trust
	Series 2021-N3 Class C
550,000	1.02%, 06/12/2028	530,001
	Series 2021-N4 Class C
300,000	1.72%, 09/11/2028	289,937
	Series 2021-N4 Class D
680,000	2.30%, 09/11/2028	643,027
	Series 2021-P3 Class C
550,000	1.93%, 10/12/2027	501,050
	Series 2021-P4 Class C
325,000	2.33%, 02/10/2028	299,863
187,956	Castlelake Aircraft Structured Trust(b) Series 2017-1R Class A 2.74%, 08/15/2041	164,530
755,433	CLI Funding VIII LLC(b) Series 2021-1A Class A 1.64%, 02/18/2046	679,999
585,000	College Ave Student Loans LLC(b) Series 2021-A Class C 2.92%, 07/25/2051	546,615
	Commonbond Student Loan Trust(b)
	Series 2019-AGS Class B
201,340	3.04%, 01/25/2047	197,574
	Series 2020-1 Class A
48,951	1.69%, 10/25/2051	44,088
	CoreVest American Finance Trust(b)
	Series 2020-2 Class C
590,000	4.76%, 05/15/2052(e)	565,695
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-1 Class C
$ 155,000	2.80%, 04/15/2053	$ 130,311
	Series 2021-2 Class C
320,000	2.48%, 07/15/2054	258,758
	Series 2021-3 Class D
220,000	3.47%, 10/15/2054	184,746
	Credit Acceptance Auto Loan Trust(b)
	Series 2020-2A Class C
295,000	2.73%, 11/15/2029	287,256
	Series 2020-3A Class C
500,000	2.28%, 02/15/2030	478,531
	Series 2021-2A Class C
400,000	1.64%, 06/17/2030	371,686
	Series 2021-3A Class C
250,000	1.63%, 09/16/2030	232,798
	Series 2021-4 Class C
2,453,000	1.94%, 02/18/2031	2,299,077
	DB Master Finance LLC(b)
	Series 2019-1A Class A23
417,300	4.35%, 05/20/2049	412,269
	Series 2021-1A Class A2II
1,037,400	2.49%, 11/20/2051	908,963
230,000	Dell Equipment Finance Trust(b) Series 2020-2 Class D 1.92%, 03/23/2026	227,079
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
189,585	4.12%, 07/25/2047	186,317
	Series 2018-1A Class A2II
386,000	4.33%, 07/25/2048	382,486
	Series 2019-1A Class A2
2,737,000	3.67%, 10/25/2049	2,562,535
	Series 2021-1A Class A2I
1,108,800	2.66%, 04/25/2051	994,815
	Drive Auto Receivables Trust
	Series 2018-3 Class D
1,300	4.30%, 09/16/2024	1,306
	Series 2019-4 Class D
5,000	2.70%, 02/16/2027	4,986
	Series 2020-1 Class D
1,505,000	2.70%, 05/17/2027	1,496,831
	Series 2020-2 Class D
1,000,000	3.05%, 05/15/2028	995,469
	Series 2021-1 Class D
500,000	1.45%, 01/16/2029	473,613
	Series 2021-2 Class D
3,360,000	1.39%, 03/15/2029	3,164,185
	Dryden Senior Loan Fund(d)
	Series 2017-50A Class B
1,200,000	2.69%, 07/15/2030(b) 3-mo. LIBOR + 1.65%	1,192,397
	Series 2017-50A Class C
955,000	3.29%, 07/15/2030(b) 3-mo. LIBOR + 2.25%	955,215

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2017-54X Class C
$ 2,100,000	3.19%, 10/19/2029 3-mo. LIBOR + 2.15%	$ 2,084,097
	DT Auto Owner Trust(b)
	Series 2019-4A Class D
10,000	2.85%, 07/15/2025	9,873
	Series 2020-3A Class C
345,000	1.47%, 06/15/2026	337,486
	Series 2021-1A Class D
3,170,000	1.16%, 11/16/2026	2,990,858
	Series 2021-2A Class D
2,970,000	1.50%, 02/16/2027	2,788,413
	Series 2021-3A Class D
2,765,000	1.31%, 05/17/2027	2,528,827
	Series 2021-4A Class D
790,000	1.99%, 09/15/2027	729,755
	Series 2022-1A Class D
1,470,000	3.40%, 12/15/2027	1,410,302
173,189	EDvestinU Private Education Loan Issue No 3 LLC(b) Series 2021-A Class A 1.80%, 11/25/2045	157,311
91,755	Elara HGV Timeshare Issuer LLC(b) Series 2021-A Class C 2.09%, 08/27/2035	85,156
100,000	ELFI Graduate Loan Program LLC(b)(e) Series 2021-A Class B 2.09%, 12/26/2046	90,739
	Exeter Automobile Receivables Trust
	Series 2019-4A Class D
20,000	2.58%, 09/15/2025(b)	19,826
	Series 2021-1A Class D
2,460,000	1.08%, 11/16/2026	2,338,715
	Series 2021-3A Class D
1,115,000	1.55%, 06/15/2027	1,039,925
	Series 2022-2A Class D
200,000	4.56%, 07/17/2028	198,500
	First Investors Auto Owner Trust(b)
	Series 2019-1A Class D
350,000	3.55%, 04/15/2025	350,906
	Series 2021-1A Class D
415,000	1.62%, 03/15/2027	392,043
	Series 2022-1A Class D
400,000	3.79%, 06/15/2028	383,472
	FirstKey Homes Trust(b)
	Series 2020-SFR2 Class F1
1,015,000	3.02%, 10/19/2037	931,544
	Series 2021-SFR1 Class E1
535,000	2.39%, 08/17/2038	468,901
	Series 2021-SFR2 Class E1
360,000	2.26%, 09/17/2038	309,032
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-SFR2 Class E2
$ 225,000	2.36%, 09/17/2038	$ 192,522
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
85,000	2.86%, 12/15/2025	83,592
	Series 2019-4 Class D
10,000	3.12%, 01/15/2026	9,858
	Series 2020-1 Class D
15,000	2.48%, 03/16/2026	14,549
	Series 2020-4 Class D
190,000	2.18%, 02/16/2027	184,138
	Series 2021-1 Class D
255,000	1.27%, 03/15/2027	236,726
	Series 2021-2 Class D
310,000	1.59%, 06/15/2027	286,074
	Series 2021-3 Class D
475,000	1.65%, 09/15/2027	431,733
	Series 2021-4 Class C
610,000	1.96%, 12/15/2027	572,638
	Ford Credit Auto Owner Trust
	Series 2019-C Class A3
3,742	1.87%, 03/15/2024	3,742
	Series 2020-B Class A3
24,136	0.56%, 10/15/2024	23,931
	Series 2020-C Class A3
440,000	0.41%, 07/15/2025	430,909
	Series 2021-A Class A3
1,855,000	0.30%, 08/15/2025	1,806,513
	Foursight Capital Automobile Receivables Trust(b)
	Series 2021-1 Class D
530,000	1.32%, 03/15/2027	497,177
	Series 2021-2 Class D
360,000	1.92%, 09/15/2027	336,061
	Freedom Financial Trust(b)
	Series 2021-2 Class C
100,000	1.94%, 06/19/2028	97,381
	Series 2021-3FP Class D
495,000	2.37%, 11/20/2028	461,965
	Series 2022-1FP Class D
410,000	3.35%, 03/19/2029	390,892
	FRTKL Trust(b)
	Series 2021-SFR1 Class E1
165,000	2.37%, 09/17/2038	144,148
	Series 2021-SFR1 Class E2
140,000	2.52%, 09/17/2038	121,880
	GLS Auto Receivables Issuer Trust(b)
	Series 2020-1A Class C
10,000	2.72%, 11/17/2025	9,934
	Series 2021-1A Class D
1,285,000	1.68%, 01/15/2027	1,233,020
	Series 2021-2A Class D
545,000	1.42%, 04/15/2027	502,730

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-3A Class D
$ 785,000	1.48%, 07/15/2027	$ 717,017
	Series 2021-4A Class D
1,790,000	2.48%, 10/15/2027	1,671,728
	GM Financial Consumer Automobile Receivables Trust
	Series 2019-4 Class A3
6,757	1.75%, 07/16/2024	6,757
	Series 2020-1 Class A3
4,480	1.84%, 09/16/2024	4,476
	Series 2020-4 Class A3
10,000	0.38%, 08/18/2025	9,841
	Series 2021-1 Class A3
620,000	0.35%, 10/16/2025	608,058
	Series 2021-2 Class A3
1,550,000	0.51%, 04/16/2026	1,501,588
297,750	Hardee's Funding LLC(b) Series 2021-1A Class A2 2.87%, 06/20/2051	262,327
	Home Partners of America Trust(b)
	Series 2021-1 Class E
92,172	2.58%, 09/17/2041	78,136
	Series 2021-2 Class E1
1,305,232	2.85%, 12/17/2026	1,160,583
	Series 2021-2 Class E2
627,896	2.95%, 12/17/2026	551,413
	Honda Auto Receivables Owner Trust
	Series 2019-4 Class A3
88,719	1.83%, 01/18/2024	88,773
	Series 2020-1 Class A4
30,000	1.63%, 10/21/2026	29,603
	Series 2020-3 Class A3
4,817	0.37%, 10/18/2024	4,752
	Series 2021-1 Class A3
1,075,000	0.27%, 04/21/2025	1,050,848
	HPEFS Equipment Trust(b)
	Series 2021-1A Class D
190,000	1.03%, 03/20/2031	181,604
	Series 2022-1A Class D
420,000	2.40%, 11/20/2029	397,246
6,800,000	HPS Loan Management Ltd(b)(d) Series 15A-19 Class A1R 2.22%, 01/22/2035 3-mo. SOFR + 1.32%	6,734,985
61,177	Invitation Homes Trust(b)(d) Series 2018-SFR2 Class B 1.63%, 06/17/2037 1-mo. LIBOR + 1.08%	60,950
	JPMorgan Chase Bank NA(b)
	Series 2021-1 Class D
151,205	1.17%, 09/25/2028	147,978
	Series 2021-3 Class D
205,885	1.01%, 02/26/2029	198,798
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 2,250,000	KKR Ltd(b)(d) Series 31A Class B 2.56%, 04/20/2034 3-mo. LIBOR + 1.50%	$ 2,179,602
425,344	Laurel Road Prime Student Loan Trust(b) Series 2020-A Class A2FX 1.40%, 11/25/2050	402,403
1,250,000	LCM XVI LP(b)(d) Series 16A Class CR2 3.19%, 10/15/2031 3-mo. LIBOR + 2.15%	1,195,520
1,016,666	Lunar Structured Aircraft Portfolio Notes(b) Series 2021-1 Class A 2.64%, 10/15/2046	924,314
2,000,000	Madison Park Funding XLVIII Ltd(b)(d) Series 2021-48A Class C 3.04%, 04/19/2033 3-mo. LIBOR + 2.00%	1,982,882
2,500,000	Magnetite XXII Ltd(b)(d) Series 2019-22A Class CR 2.99%, 04/15/2031 3-mo. LIBOR + 1.95%	2,486,305
1,993,467	MAPS Trust(b) Series 2021-1A Class A 2.52%, 06/15/2046	1,778,155
2,250,000	Marathon Ltd(b)(d) Series 2021-16A Class A2 2.74%, 04/15/2034 3-mo. LIBOR + 1.70%	2,189,162
	Marlette Funding Trust(b)
	Series 2021-2A Class C
120,000	1.50%, 09/15/2031	112,716
	Series 2021-3A Class C
310,000	1.81%, 12/15/2031	283,892
455,000	Mercury Financial Credit Card Master Trust(b) Series 2021-1A Class A 1.54%, 03/20/2026	440,469
134,782	Merlin Aviation Holdings Designated Activity Co(b)(c) Series 2016-1 Class A 4.50%, 12/15/2032	109,677
100,000	Mission Lane Credit Card Master Trust(b) Series 2021-A Class B 2.24%, 09/15/2026	97,398
	MVW LLC(b)
	Series 2021-1WA Class C
863,730	1.94%, 01/22/2041	804,646
	Series 2021-2A Class C
1,459,159	2.23%, 05/20/2039	1,353,133
32,666	MVW Owner Trust(b) Series 2019-1A Class C 3.33%, 11/20/2036	31,574
1,500,000	Myers Park Ltd(b)(d) Series 2018-1A Class C 3.11%, 10/20/2030 3-mo. LIBOR + 2.05%	1,493,703

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Navient Private Education Refi Loan Trust(b)
	Series 2020-HA Class A
$ 70,319	1.31%, 01/15/2069	$ 67,671
	Series 2021-A Class A
415,858	0.84%, 05/15/2069	386,517
	Series 2021-A Class B
720,000	2.24%, 05/15/2069	611,193
	Series 2021-EA Class B
235,000	2.03%, 12/16/2069	199,153
	Series 2021-FA Class B
505,000	2.12%, 02/18/2070	421,941
1,600,938	Navigator Aircraft Ltd(b)(c) Series 2021-1 Class A 2.77%, 11/15/2046	1,451,043
	Nelnet Student Loan Trust(b)
	Series 2021-DA Class C
195,000	3.50%, 04/20/2062	168,407
	Series 2021-DA Class D
100,000	4.38%, 04/20/2062	85,740
	Nissan Auto Receivables Owner Trust
	Series 2019-A Class A3
96,686	2.90%, 10/16/2023	96,979
	Series 2019-C Class A3
2,175	1.93%, 07/15/2024	2,175
	Series 2020-A Class A3
20,673	1.38%, 12/16/2024	20,571
	Series 2020-B Class A3
1,244,179	0.55%, 07/15/2024	1,236,293
2,100,000	Octagon Investment Partners Ltd(b)(d) Series 2019-4A Class A1R 1.54%, 05/12/2031 3-mo. LIBOR + 1.15%	2,089,836
2,250,000	OneMain Direct Auto Receivables Trust(b) Series 2021-1A Class D 1.62%, 11/14/2030	2,064,971
	OneMain Financial Issuance Trust(b)
	Series 2016-3A Class A
13,517	3.83%, 06/18/2031	13,523
	Series 2018-2A Class A
260,000	3.57%, 03/14/2033	258,530
	Series 2018-2A Class B
200,000	3.89%, 03/14/2033	197,167
	Series 2020-2A Class A
2,755,000	1.75%, 09/14/2035	2,513,528
	Series 2021-1A Class D
350,000	2.47%, 06/16/2036	300,511
	Series 2022-S1 Class D
770,000	5.20%, 05/14/2035	773,805
579,000	Planet Fitness Master Issuer LLC(b) Series 2018-1A Class A2II 4.67%, 09/05/2048	569,744
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 330,000	Prestige Auto Receivables Trust(b) Series 2020-1A Class E 3.67%, 02/15/2028	$ 324,014
	Progress Residential Trust(b)
	Series 2021-SFR2 Class E1
465,000	2.55%, 04/19/2038	414,209
	Series 2021-SFR3 Class E1
165,000	2.54%, 05/17/2026	146,304
	Series 2021-SFR3 Class E2
140,000	2.69%, 05/17/2026	124,098
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	89,542
	Series 2021-SFR4 Class E2
100,000	2.56%, 05/17/2038	88,910
	Series 2021-SFR5 Class E1
230,000	2.21%, 07/17/2038	205,117
	Series 2021-SFR5 Class E2
100,000	2.36%, 07/17/2038	88,095
	Series 2021-SFR6 Class E1
300,000	2.43%, 07/17/2038	258,914
	Series 2021-SFR6 Class E2
155,000	2.53%, 07/17/2038	133,305
	Series 2021-SFR7 Class E1
365,000	2.59%, 08/17/2040	303,836
	Series 2021-SFR7 Class E2
100,000	2.64%, 08/17/2040	80,839
	Series 2021-SFR9 Class E1
165,000	2.81%, 11/17/2040	141,062
	Series 2021-SFR9 Class E2
115,000	3.01%, 11/17/2040	98,428
100,000	Republic Finance Issuance Trust(b) Series 2021-A Class C 3.53%, 12/22/2031	92,618
382,491	Santander Bank NA(b) Series 2021-1A Class B 1.83%, 12/15/2031	374,054
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
10,000	2.68%, 10/15/2025	10,020
	Series 2020-1 Class C
220,000	4.11%, 12/15/2025	221,870
	Series 2020-1 Class D
390,000	5.35%, 03/15/2028	398,982

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-2 Class D
$ 210,000	2.22%, 09/15/2026	$ 207,870
	Series 2020-3 Class D
5,000	1.64%, 11/16/2026	4,881
	Series 2020-4 Class D
40,000	1.48%, 01/15/2027	38,999
	Series 2021-1 Class D
2,500,000	1.13%, 11/16/2026	2,390,476
	Series 2021-2 Class D
1,100,000	1.35%, 07/15/2027	1,048,041
	Series 2021-3 Class D
1,030,000	1.33%, 09/15/2027	976,294
	Series 2021-4 Class D
2,655,000	1.67%, 10/15/2027	2,459,824
	SCF Equipment Leasing LLC(b)
	Series 2021-1A Class D
100,000	1.93%, 09/20/2030	92,011
	Series 2022-1A Class D
355,000	3.79%, 11/20/2031	339,594
	Sierra Timeshare Receivables Funding LLC(b)
	Series 2019-2A Class C
138,560	3.12%, 05/20/2036	134,374
	Series 2019-3A Class C
93,759	3.00%, 08/20/2036	90,701
	Series 2021-1A Class C
75,395	1.79%, 11/20/2037	71,435
900,453	S-Jets Ltd(b) Series 2017-1 Class A 3.97%, 08/15/2042	797,704
	SMB Private Education Loan Trust(b)
	Series 2020-A Class A2A
780,662	2.23%, 09/15/2037	748,986
	Series 2021-A Class A2A2
595,000	1.28%, 01/15/2053(d) 1-mo. LIBOR + 0.73%	585,625
	Series 2021-B Class B
345,000	2.65%, 07/17/2051	302,691
	Series 2021-D Class B
330,000	2.31%, 03/17/2053	285,417
	Series 2021-E Class B
700,000	2.49%, 02/15/2051	616,443
130,000	SoFi Consumer Loan Program Trust(b) Series 2021-1 Class D 2.04%, 09/25/2030	120,896
100,000	SoFi Professional Loan Program LLC(b)(e) Series 2017-A Class C 4.43%, 03/26/2040	99,284
992,512	Taco Bell Funding LLC(b) Series 2021-1A Class A2II 2.29%, 08/25/2051	869,265
371,733	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	331,471
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 397,375	TIF Funding II LLC(b) Series 2021-1A Class A 1.65%, 02/20/2046	$ 351,409
	Toyota Auto Receivables Owner Trust
	Series 2019-A Class A3
136,529	2.91%, 07/17/2023	136,854
	Series 2019-D Class A3
10,982	1.92%, 01/16/2024	11,002
	Series 2020-A Class A3
778,181	1.66%, 05/15/2024	777,893
	Series 2020-C Class A3
7,884	0.44%, 10/15/2024	7,807
	Series 2020-D Class A3
9,495	0.35%, 01/15/2025	9,387
	Series 2021-A Class A2
102,625	0.16%, 07/17/2023	102,523
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class D
5,000	3.20%, 03/17/2038	4,635
	Series 2020-SFR2 Class E1
100,000	2.73%, 11/17/2039	86,025
	Tricon Residential Trust(b)
	Series 2021-SFR1 Class E1
200,000	2.79%, 07/17/2038	178,107
	Series 2021-SFR1 Class E2
535,000	2.89%, 07/17/2038	474,016
	VCAT LLC(b)(c)
	Series 2021-NPL1 Class A1
305,116	2.29%, 12/26/2050	295,664
	Series 2021-NPL5 Class A1
1,139,268	1.87%, 08/25/2051	1,087,476
	Series 2021-NPL6 Class A1
1,470,258	1.92%, 09/25/2051	1,394,733
	Venture Ltd(b)(d)
	Series 2017-28AA Class CR
1,000,000	3.46%, 10/20/2034 3-mo. LIBOR + 2.40%	990,149
	Series 2018-32A Class C
25,000	2.99%, 07/18/2031 3-mo. LIBOR + 1.95%	23,987
	Series 2021-42A Class B
2,250,000	2.59%, 04/15/2034 3-mo. LIBOR + 1.55%	2,186,163
182,212	VOLT XCII LLC(b)(c) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	175,531
489,179	VOLT XCIII LLC(b)(c) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	471,310

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 429,964	VOLT XCIV LLC(b)(c) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	$ 410,704
322,363	VOLT XCVI LLC(b)(c) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	312,075
802,341	VOLT XCVII LLC(b)(c) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	767,853
1,000,000	Voya Ltd(b)(d) Series 2019-3A Class CR 3.19%, 10/17/2032 3-mo. LIBOR + 2.15%	977,897
509,754	WAVE Trust(b) Series 2017-1A Class A 3.84%, 11/15/2042	476,215
	Wendy's Funding LLC(b)
	Series 2018-1A Class A2II
167,562	3.88%, 03/15/2048	164,059
	Series 2021-1A Class A2I
526,025	2.37%, 06/15/2051	463,064
	Westlake Automobile Receivables Trust(b)
	Series 2019-3A Class D
10,000	2.72%, 11/15/2024	9,988
	Series 2020-2A Class C
500,000	2.01%, 07/15/2025	497,615
	Series 2020-2A Class D
600,000	2.76%, 01/15/2026	593,962
	Series 2021-1A Class D
1,030,000	1.23%, 04/15/2026	983,138
	Series 2021-2A Class D
535,000	1.23%, 12/15/2026	502,851
	Series 2021-3A Class D
1,060,000	2.12%, 01/15/2027	1,002,218
	Series 2022-1A Class D
1,700,000	3.49%, 03/15/2027	1,645,094
867,756	Willis Engine Structured Trust VI(b) Series 2021-A Class A 3.10%, 05/15/2046	757,216
199,000	Wingstop Funding LLC(b) Series 2020-1A Class A2 2.84%, 12/05/2050	181,510
1,000,000	World Omni Select Auto Trust Series 2021-A Class D 1.44%, 11/15/2027	935,377
TOTAL ASSET-BACKED SECURITIES — 9.95% (Cost $187,686,204)		$ 177,511,666
CORPORATE BONDS AND NOTES
Basic Materials — 1.07%
1,350,000	Allegheny Technologies Inc 5.88%, 12/01/2027	1,302,750
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 400,000	Alpek SAB de CV(b) 3.25%, 02/25/2031	$ 339,000
	Anglo American Capital PLC(b)
400,000	4.50%, 03/15/2028	400,363
2,415,000	2.63%, 09/10/2030	2,052,871
425,000	2.88%, 03/17/2031	365,600
855,000	Ashland LLC(b) 3.38%, 09/01/2031	739,575
	Braskem Netherlands Finance BV(b)
410,000	4.50%, 01/31/2030	369,549
415,000	5.88%, 01/31/2050	371,010
	First Quantum Minerals Ltd(b)
1,070,000	7.50%, 04/01/2025	1,083,145
1,790,000	6.88%, 10/15/2027	1,798,950
1,070,000	FMG Resources Ltd(b) 4.38%, 04/01/2031	946,864
	Freeport-McMoRan Inc
5,000	4.38%, 08/01/2028	4,841
410,000	4.25%, 03/01/2030	385,769
5,000	4.63%, 08/01/2030(f)	4,830
1,180,000	5.40%, 11/14/2034	1,207,990
45,000	5.45%, 03/15/2043	44,980
	Glencore Funding LLC(b)
5,000	4.00%, 03/27/2027	4,900
10,000	3.88%, 10/27/2027	9,714
35,000	4.88%, 03/12/2029	34,962
3,090,000	2.50%, 09/01/2030	2,594,771
2,010,000	2.85%, 04/27/2031	1,717,063
300,000	2.63%, 09/23/2031	250,473
635,000	Novelis Corp 4.75%, 01/30/2030	584,029
958,000	Orbia Advance Corp SAB de CV(b) 2.88%, 05/11/2031	783,654
	SPCM SA(b)
265,000	3.13%, 03/15/2027	233,862
245,000	3.38%, 03/15/2030	207,638
1,280,000	Suzano Austria GmbH 3.75%, 01/15/2031	1,108,813
130,000	Volcan Cia Minera SAA(b) 4.38%, 02/11/2026	116,350
		19,064,316
Communications — 4.51%
4,895,000	Amazon.com Inc 0.45%, 05/12/2024	4,672,884
515,000	Block Communications Inc(b) 4.88%, 03/01/2028	481,525
	CCO Holdings LLC / CCO Holdings Capital Corp
3,000	5.50%, 05/01/2026(b)(f)	3,008
50,000	5.13%, 05/01/2027(b)	48,739
505,000	4.50%, 08/15/2030(b)	440,613
3,390,000	4.25%, 02/01/2031(b)	2,857,092
140,000	4.75%, 02/01/2032(b)	120,306
290,000	4.50%, 05/01/2032	243,935
2,890,000	4.25%, 01/15/2034(b)	2,297,550

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Communications — (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$ 10,000	5.13%, 07/01/2049	$ 8,587
4,530,000	4.80%, 03/01/2050	3,711,280
1,405,000	4.40%, 12/01/2061	1,050,297
2,260,000	3.95%, 06/30/2062	1,552,769
1,280,000	Clear Channel Worldwide Holdings Inc(b) 5.13%, 08/15/2027	1,202,816
	CommScope Inc(b)
85,000	7.13%, 07/01/2028(f)	67,788
1,780,000	4.75%, 09/01/2029	1,488,240
2,805,000	CommScope Technologies LLC(b) 5.00%, 03/15/2027	2,201,925
	CSC Holdings LLC(b)
200,000	5.75%, 01/15/2030	166,000
10,375,000	4.63%, 12/01/2030	7,936,875
	DISH DBS Corp
4,400,000	5.25%, 12/01/2026(b)	4,039,860
2,780,000	5.13%, 06/01/2029	2,171,486
	Expedia Group Inc
4,920,000	3.25%, 02/15/2030	4,388,799
85,000	2.95%, 03/15/2031	72,944
1,680,000	Go Daddy Operating Co LLC / Go Daddy Finance Co Inc(b) 3.50%, 03/01/2029	1,490,815
	iHeartCommunications Inc(b)
840,000	5.25%, 08/15/2027	785,400
650,000	4.75%, 01/15/2028	589,062
	Lamar Media Corp
170,000	3.75%, 02/15/2028	155,550
650,000	4.00%, 02/15/2030	582,432
1,291,500	Millicom International Cellular SA(b) 5.13%, 01/15/2028	1,217,239
	Netflix Inc
165,000	4.88%, 04/15/2028	161,525
550,000	5.88%, 11/15/2028	566,500
1,030,000	6.38%, 05/15/2029	1,091,800
175,000	5.38%, 11/15/2029(b)	175,175
3,510,000	4.88%, 06/15/2030(b)(f)	3,422,285
435,000	Nokia OYJ 4.38%, 06/12/2027	421,950
485,000	Sirius XM Radio Inc(b) 5.00%, 08/01/2027	468,025
	SoftBank Group Corp
1,265,000	4.63%, 07/06/2028	1,090,772
340,000	5.25%, 07/06/2031	292,499
235,000	Sprint Capital Corp 6.88%, 11/15/2028	257,934
	Time Warner Cable LLC
1,355,000	5.50%, 09/01/2041	1,276,911
4,475,000	4.50%, 09/15/2042	3,699,531
	T-Mobile USA Inc
450,000	2.40%, 03/15/2029(b)	393,832
2,155,000	3.38%, 04/15/2029	1,949,542
Principal Amount(a)		Fair Value
Communications — (continued)
$ 2,245,000	3.88%, 04/15/2030	$ 2,124,755
2,640,000	3.50%, 04/15/2031	2,339,911
810,000	2.70%, 03/15/2032(b)	687,225
	Uber Technologies Inc(b)
15,000	8.00%, 11/01/2026	15,713
395,000	7.50%, 09/15/2027	406,443
2,115,000	6.25%, 01/15/2028(f)	2,093,850
11,825,000	4.50%, 08/15/2029	10,184,399
1,485,000	Virgin Media Finance PLC(b) 5.00%, 07/15/2030	1,291,950
		80,458,343
Consumer, Cyclical — 2.97%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
5,000	5.75%, 04/15/2025	5,107
325,000	3.88%, 01/15/2028	299,000
1,675,000	4.00%, 10/15/2030	1,431,874
1,365,000	7-Eleven Inc(b) 0.80%, 02/10/2024	1,300,426
880,000	Allison Transmission Inc(b) 3.75%, 01/30/2031	761,200
	American Airlines Inc / AAdvantage Loyalty IP Ltd(b)
205,000	5.50%, 04/20/2026	203,206
655,000	5.75%, 04/20/2029	631,142
	American Airlines Pass Through Trust
	Series 2016-1 Class B
5,063	5.25%, 01/15/2024	4,952
	Series 2017-2 Class B
2,978	3.70%, 10/15/2025	2,795
	Series 2016-3 Class B
18,068	3.75%, 10/15/2025	16,599
	Series 2019-1 Class B
20,262	3.85%, 02/15/2028	18,210
	Series 2016-3 Class A
141,898	3.25%, 10/15/2028	124,327
	Series 2017-2 Class A
3,918	3.60%, 10/15/2029	3,536
	American Honda Finance Corp
45,000	1.95%, 05/20/2022	45,019
1,530,000	0.55%, 07/12/2024	1,444,637
40,000	AutoNation Inc 4.75%, 06/01/2030	39,394
10,000	AutoZone Inc 3.63%, 04/15/2025	10,000
4,059	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	3,693
	Carnival Corp(b)
1,945,000	5.75%, 03/01/2027	1,761,227
1,050,000	6.00%, 05/01/2029	942,375
	Carvana Co(b)
885,000	5.63%, 10/01/2025	766,463

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 625,000	5.88%, 10/01/2028	$ 496,741
	Ford Motor Co
870,000	9.00%, 04/22/2025	969,480
3,150,000	3.25%, 02/12/2032	2,560,005
200,000	Ford Motor Credit Co LLC 3.63%, 06/17/2031	166,250
	General Motors Co
295,000	5.20%, 04/01/2045	268,569
1,345,000	5.40%, 04/01/2048	1,262,982
2,200,000	5.95%, 04/01/2049	2,200,792
	General Motors Financial Co Inc
60,000	5.70%, Perpetual(g)	58,575
35,000	5.75%, Perpetual(g)	32,200
585,000	1.05%, 03/08/2024	558,418
1,010,000	Genm Capital Labuan Ltd(b) 3.88%, 04/19/2031	834,364
2,120,000	Goodyear Tire & Rubber Co 4.88%, 03/15/2027	1,977,027
	Hilton Domestic Operating Co Inc(b)
1,305,000	4.00%, 05/01/2031	1,167,127
110,000	3.63%, 02/15/2032	93,156
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(b)
500,000	5.00%, 06/01/2029	451,250
535,000	4.88%, 07/01/2031	467,216
1,481,282	JetBlue Pass Through Trust Series 2020-1 Class A 4.00%, 11/15/2032	1,415,621
5,000	Lennar Corp 4.75%, 11/29/2027	5,010
365,000	Lithia Motors Inc(b) 3.88%, 06/01/2029	329,584
	Magallanes Inc(b)
595,000	4.05%, 03/15/2029	568,147
915,000	4.28%, 03/15/2032	849,938
	Marriott International Inc
5,000	5.75%, 05/01/2025	5,240
175,000	4.63%, 06/15/2030	172,556
1,310,000	2.85%, 04/15/2031	1,126,636
715,000	Marriott Ownership Resorts Inc(b) 4.50%, 06/15/2029	629,200
165,000	Murphy Oil USA Inc(b) 3.75%, 02/15/2031	144,931
	NCL Corp Ltd(b)
885,000	5.88%, 03/15/2026	817,572
930,000	5.88%, 02/15/2027	886,513
515,000	NCL Finance Ltd(b) 6.13%, 03/15/2028	463,500
325,000	Penn National Gaming Inc(b) 4.13%, 07/01/2029	274,219
230,000	PulteGroup Inc 6.00%, 02/15/2035	240,679
	Royal Caribbean Cruises Ltd(b)
220,000	4.25%, 07/01/2026	199,143
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 1,805,000	5.50%, 04/01/2028(f)	$ 1,647,062
	Scientific Games International Inc(b)
1,735,000	7.00%, 05/15/2028	1,776,271
35,000	7.25%, 11/15/2029(f)	36,740
390,000	Tapestry Inc 3.05%, 03/15/2032	331,757
3,240,000	Target Corp 2.25%, 04/15/2025	3,145,562
	Toyota Motor Credit Corp
3,745,000	0.50%, 08/14/2023	3,642,372
1,470,000	0.50%, 06/18/2024	1,390,605
	Travel + Leisure Co
120,000	6.63%, 07/31/2026(b)	122,854
65,000	6.00%, 04/01/2027	65,489
2,260,000	4.50%, 12/01/2029(b)	2,000,100
875,000	4.63%, 03/01/2030(b)	778,750
645,000	4.63%, 03/01/2030	574,050
170,150	United Airlines Pass Through Trust Series 2020-1 Class B 4.88%, 01/15/2026	163,659
3,460,000	Volkswagen Group of America Finance LLC(b) 0.88%, 11/22/2023	3,321,783
	Yum! Brands Inc
1,035,000	4.75%, 01/15/2030(b)	984,544
1,105,000	3.63%, 03/15/2031	949,483
680,000	4.63%, 01/31/2032	617,950
		53,056,854
Consumer, Non-Cyclical — 2.95%
1,275,000	Adani Ports & Special Economic Zone Ltd(b) 4.20%, 08/04/2027	1,201,866
470,000	Ashtead Capital Inc(b) 4.25%, 11/01/2029	448,964
1,400,000	Avantor Funding Inc(b) 3.88%, 11/01/2029	1,256,122
	Bausch Health Cos Inc(b)
130,000	7.00%, 01/15/2028	107,250
660,000	5.00%, 01/30/2028	486,862
335,000	4.88%, 06/01/2028	297,229
70,000	5.00%, 02/15/2029	49,228
80,000	6.25%, 02/15/2029	58,221
470,000	5.25%, 01/30/2030	326,227
1,535,000	5.25%, 02/15/2031	1,066,825
530,000	Block Inc(b) 3.50%, 06/01/2031	443,875
230,000	Catalent Pharma Solutions Inc(b) 3.13%, 02/15/2029	199,580
	Centene Corp
380,000	3.00%, 10/15/2030	330,600
3,900,000	2.50%, 03/01/2031	3,241,875
1,030,000	2.63%, 08/01/2031	855,631
	Charles River Laboratories International Inc(b)
155,000	3.75%, 03/15/2029	140,275

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 610,000	4.00%, 03/15/2031	$ 544,614
1,725,000	Cigna Corp 4.38%, 10/15/2028	1,730,617
	CVS Pass Through Trust(b)
	Series 2013
804,992	4.70%, 01/10/2036	806,195
	Series 2014
280,880	4.16%, 08/11/2036(f)	269,687
215,000	Element Fleet Management Corp(b) 1.60%, 04/06/2024	206,470
40,000	Encompass Health Corp 4.75%, 02/01/2030	36,150
895,000	Gartner Inc(b) 3.75%, 10/01/2030	798,161
3,750,000	GlaxoSmithKline Capital PLC 0.53%, 10/01/2023	3,634,727
	HCA Inc
1,210,000	4.13%, 06/15/2029	1,157,679
1,675,000	3.50%, 09/01/2030	1,500,515
1,810,000	Hologic Inc(b) 3.25%, 02/15/2029	1,612,466
200,000	Jazz Securities Designated Activity Co(b) 4.38%, 01/15/2029	184,250
	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(b)
660,000	3.00%, 02/02/2029	587,400
435,000	3.75%, 12/01/2031	382,800
3,945,000	Kraft Heinz Foods Co 4.38%, 06/01/2046	3,456,360
40,000	Lamb Weston Holdings Inc(b) 4.88%, 05/15/2028	38,900
640,000	Molina Healthcare Inc(b) 3.88%, 05/15/2032	561,907
1,310,000	Natura Cosmeticos SA(b) 4.13%, 05/03/2028	1,174,546
1,250,000	NBM US Holdings Inc(b) 7.00%, 05/14/2026	1,288,762
2,550,000	PayPal Holdings Inc 1.35%, 06/01/2023	2,516,684
1,590,000	PepsiCo Inc 0.40%, 10/07/2023	1,548,019
	Pilgrim's Pride Corp(b)
265,000	5.88%, 09/30/2027	266,936
185,000	4.25%, 04/15/2031	168,813
1,795,000	3.50%, 03/01/2032	1,516,775
	Post Holdings Inc
2,000	5.75%, 03/01/2027(b)	1,973
14,000	5.75%, 03/01/2027	13,808
635,000	4.63%, 04/15/2030(b)	542,925
910,000	4.50%, 09/15/2031(b)	756,756
1,000,000	S&P Global Inc(b) 4.25%, 05/01/2029	1,004,480
55,000	Sabre Global Inc(b) 9.25%, 04/15/2025	58,659
1,020,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	884,082
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Tenet Healthcare Corp(b)
$ 5,000	4.88%, 01/01/2026	$ 4,896
335,000	6.25%, 02/01/2027	332,487
645,000	4.63%, 06/15/2028	607,912
315,000	6.13%, 10/01/2028	302,384
125,000	Teva Pharmaceutical Finance Co LLC 6.15%, 02/01/2036	118,110
	Teva Pharmaceutical Finance Netherlands III BV
5,335,000	3.15%, 10/01/2026	4,574,869
375,000	4.75%, 05/09/2027	343,125
275,000	5.13%, 05/09/2029(f)	249,562
3,420,000	4.10%, 10/01/2046	2,443,351
1,445,000	TriNet Group Inc(b) 3.50%, 03/01/2029	1,309,531
1,300,000	Unilever Capital Corp 2.60%, 05/05/2024	1,289,340
	United Rentals North America Inc
5,000	5.25%, 01/15/2030	4,850
1,325,000	4.00%, 07/15/2030	1,185,875
		52,529,038
Energy — 1.84%
3,075,000	Aker BP ASA(b) 4.00%, 01/15/2031	2,890,704
	Cheniere Corpus Christi Holdings LLC
15,000	5.13%, 06/30/2027	15,407
1,075,000	3.70%, 11/15/2029	1,007,413
	Continental Resources Inc
140,000	3.80%, 06/01/2024	140,235
2,950,000	5.75%, 01/15/2031(b)	3,015,903
1,880,000	2.88%, 04/01/2032(b)	1,553,472
	DCP Midstream Operating LP
220,000	5.13%, 05/15/2029	216,366
2,000,000	3.25%, 02/15/2032	1,696,020
340,000	Diamondback Energy Inc 3.13%, 03/24/2031	303,407
855,000	Ecopetrol SA 4.63%, 11/02/2031	714,352
	Energean Israel Finance Ltd(b)
480,000	5.38%, 03/30/2028	440,880
625,000	5.88%, 03/30/2031	560,937
1,085,000	Energy Transfer LP 3.75%, 05/15/2030	999,618
	EnLink Midstream Partners LP
25,000	4.15%, 06/01/2025	24,313
445,000	5.45%, 06/01/2047	360,450
1,230,000	EQM Midstream Partners LP 5.50%, 07/15/2028	1,174,650
	EQT Corp
70,000	3.13%, 05/15/2026(b)	65,995
1,585,000	3.90%, 10/01/2027	1,517,590
540,000	5.00%, 01/15/2029	538,321

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Energy — (continued)
$ 940,000	3.63%, 05/15/2031(b)	$ 850,785
725,000	Exxon Mobil Corp 1.90%, 08/16/2022	725,542
395,000	Hess Corp 5.60%, 02/15/2041	402,279
265,000	Hess Midstream Operations LP(b) 4.25%, 02/15/2030	243,082
925,000	Leviathan Bond Ltd(b) 6.13%, 06/30/2025	915,750
	Lundin Energy Finance BV(b)
835,000	2.00%, 07/15/2026	753,180
605,000	3.10%, 07/15/2031	527,515
165,000	NGPL PipeCo LLC(b) 4.88%, 08/15/2027	166,965
	Occidental Petroleum Corp
135,000	5.55%, 03/15/2026	138,375
490,000	8.88%, 07/15/2030	588,534
405,000	4.50%, 07/15/2044	348,300
440,000	4.10%, 02/15/2047	366,300
1,085,000	4.20%, 03/15/2048	899,194
245,000	4.40%, 08/15/2049	207,835
	Ovintiv Inc
125,000	8.13%, 09/15/2030	148,973
30,000	7.20%, 11/01/2031	34,257
170,000	7.38%, 11/01/2031	196,485
1,515,000	6.50%, 08/15/2034	1,668,299
470,000	6.63%, 08/15/2037	520,427
45,000	6.50%, 02/01/2038	49,352
75,000	Petroleos Mexicanos 5.95%, 01/28/2031	63,097
	Plains All American Pipeline LP / PAA Finance Corp
650,000	3.55%, 12/15/2029	592,118
585,000	4.30%, 01/31/2043	469,753
735,000	4.70%, 06/15/2044	612,828
815,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	808,668
215,000	Southwestern Energy Co 4.75%, 02/01/2032	203,310
225,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.00%, 01/15/2032	204,039
1,475,000	Valero Energy Partners LP 4.50%, 03/15/2028	1,472,223
	Western Midstream Operating LP
255,000	4.55%, 02/01/2030	234,266
125,000	5.45%, 04/01/2044	114,062
850,000	5.30%, 03/01/2048	737,375
95,000	5.50%, 08/15/2048	84,550
335,000	5.75%, 02/01/2050	295,189
		32,878,940
Principal Amount(a)		Fair Value
Financial — 10.11%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
$ 1,900,000	3.88%, 01/23/2028	$ 1,743,948
930,000	3.00%, 10/29/2028	808,301
1,165,000	3.30%, 01/30/2032	969,315
980,000	Agile Group Holdings Ltd 6.05%, 10/13/2025	321,195
1,320,000	AIG Global Funding(b) 0.65%, 06/17/2024	1,242,501
	Air Lease Corp
825,000	4.65%, Perpetual(g)	742,500
10,000	3.38%, 07/01/2025	9,649
825,000	3.00%, 02/01/2030	717,812
3,935,000	3.13%, 12/01/2030	3,398,541
	Aircastle Ltd
345,000	5.25%, Perpetual(b)(g)	307,099
20,000	4.25%, 06/15/2026	19,302
	Ally Financial Inc
3,570,000	4.70%, Perpetual(g)	3,076,198
5,000	3.88%, 05/21/2024	5,017
225,000	4.63%, 03/30/2025	228,832
1,360,000	5.80%, 05/01/2025	1,421,345
2,375,000	5.75%, 11/20/2025(f)	2,439,850
615,000	2.20%, 11/02/2028	532,601
2,970,000	8.00%, 11/01/2031	3,533,155
185,000	American Homes 4 Rent LP REIT 2.38%, 07/15/2031	152,916
	Antares Holdings LP(b)
260,000	3.95%, 07/15/2026	238,585
1,385,000	2.75%, 01/15/2027	1,185,832
2,160,000	3.75%, 07/15/2027	1,939,119
	Ares Capital Corp
1,805,000	2.88%, 06/15/2028	1,558,275
2,030,000	3.20%, 11/15/2031	1,621,896
	Athene Global Funding(b)
3,360,000	1.72%, 01/07/2025	3,144,758
980,000	1.61%, 06/29/2026	871,156
230,000	2.55%, 11/19/2030	192,636
2,915,000	Athene Holding Ltd 3.50%, 01/15/2031	2,573,157
	Aviation Capital Group LLC(b)
450,000	5.50%, 12/15/2024	456,745
240,000	1.95%, 01/30/2026	214,397
225,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b) 5.38%, 04/17/2025	230,625
	Banco Santander SA
2,200,000	0.70%, 06/30/2024	2,126,946
1,200,000	2.75%, 12/03/2030	990,840
	Bank of America Corp
75,000	3.00%, 12/20/2023	74,824
2,590,000	0.52%, 06/14/2024	2,504,409
295,000	0.81%, 10/24/2024	283,146
3,975,000	4.18%, 11/25/2027	3,907,509

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Financial — (continued)
	Barclays PLC
$ 1,240,000	4.38%, Perpetual(g)	$ 1,033,850
3,000,000	2.28%, 11/24/2027	2,699,124
2,555,000	3.56%, 09/23/2035	2,213,907
1,025,000	Barings BDC Inc(b) 3.30%, 11/23/2026	916,359
2,745,000	Blackstone Secured Lending Fund(b) 2.13%, 02/15/2027	2,384,628
	BNP Paribas SA(b)
2,370,000	1.68%, 06/30/2027	2,110,751
2,035,000	2.59%, 01/20/2028	1,852,246
	Brixmor Operating Partnership LP REIT
60,000	2.25%, 04/01/2028	52,819
25,000	4.13%, 05/15/2029	24,248
1,795,000	4.05%, 07/01/2030	1,695,350
	Central China Real Estate Ltd
200,000	7.25%, 04/24/2023	91,725
615,000	7.25%, 07/16/2024	203,257
200,000	7.25%, 08/13/2024	66,100
205,000	7.50%, 07/14/2025	67,753
400,000	CIFI Holdings Group Co Ltd 6.00%, 07/16/2025	314,400
	Citigroup Inc
2,030,000	3.50%, 05/15/2023	2,042,880
4,230,000	2.01%, 01/25/2026	3,999,012
3,340,000	3.07%, 02/24/2028	3,137,646
155,000	CNO Financial Group Inc(f) 5.25%, 05/30/2029	157,984
145,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	123,022
600,000	Country Garden Holdings Co Ltd 3.30%, 01/12/2031	360,000
3,110,000	Credit Agricole SA 4.00%, 01/10/2033	2,902,757
945,000	Credit Suisse AG/New York NY 3.70%, 02/21/2025	936,211
3,010,000	Crown Castle International Corp REIT 2.50%, 07/15/2031	2,523,919
355,000	Danske Bank A/S(b) 5.38%, 01/12/2024	362,080
	Deutsche Bank AG
1,900,000	1.45%, 04/01/2025	1,794,917
745,000	3.55%, 09/18/2031	657,264
2,855,000	3.73%, 01/14/2032	2,357,335
200,000	3.74%, 01/07/2033	163,381
395,000	EPR Properties REIT 3.60%, 11/15/2031	334,600
2,400,000	Equinix Inc REIT 1.45%, 05/15/2026	2,163,954
20,000	Fidelity & Guaranty Life Holdings Inc(b) 5.50%, 05/01/2025	20,663
4,590,000	Fidelity National Financial Inc 3.40%, 06/15/2030	4,154,302
Principal Amount(a)		Fair Value
Financial — (continued)
	FS KKR Capital Corp
$ 585,000	3.40%, 01/15/2026	$ 550,236
1,220,000	3.13%, 10/12/2028	1,061,948
960,000	Global Atlantic Finance Co(b) 4.40%, 10/15/2029	899,856
620,000	GLP Capital LP / GLP Financing II Inc REIT 3.25%, 01/15/2032	521,625
	Goldman Sachs Group Inc
2,895,000	0.63%, 11/17/2023	2,850,583
2,580,000	0.66%, 09/10/2024	2,475,844
4,255,000	1.76%, 01/24/2025	4,108,511
13,000	Healthpeak Properties Inc REIT 3.40%, 02/01/2025	12,909
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
10,000	4.75%, 09/15/2024	9,750
10,000	6.25%, 05/15/2026	9,914
1,315,000	5.25%, 05/15/2027	1,228,434
3,175,000	4.38%, 02/01/2029	2,739,168
215,000	Intesa Sanpaolo SpA(b) 4.20%, 06/01/2032	178,085
	Iron Mountain Inc REIT(b)
430,000	5.00%, 07/15/2028	407,352
2,195,000	5.25%, 07/15/2030	2,011,805
	JPMorgan Chase & Co
1,340,000	1.58%, 04/22/2027	1,212,191
4,115,000	2.95%, 02/24/2028	3,873,811
	Kaisa Group Holdings Ltd
2,215,000	9.38%, 06/30/2024(h)	449,091
400,000	10.50%, 01/15/2025	84,950
2,310,000	11.25%, 04/16/2025	464,887
200,000	9.95%, 07/23/2025	42,163
200,000	11.70%, 11/11/2025(h)	40,550
200,000	11.65%, 06/01/2026	40,550
2,585,000	KeyBank NA 0.43%, 06/14/2024	2,510,591
30,000	Kreditanstalt fuer Wiederaufbau 0.25%, 10/19/2023	28,987
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b)
310,000	5.25%, 10/01/2025	304,575
895,000	4.25%, 02/01/2027	822,684
	Logan Group Co Ltd
605,000	4.25%, 07/12/2025	167,887
405,000	4.85%, 12/14/2026	105,401
	Morgan Stanley
1,910,000	0.53%, 01/25/2024	1,870,342
2,755,000	0.79%, 01/22/2025	2,615,734
4,370,000	2.63%, 02/18/2026	4,206,763
2,470,000	4.35%, 09/08/2026	2,473,699
2,815,000	2.48%, 01/21/2028	2,590,869
360,000	Nasdaq Inc 0.45%, 12/21/2022	354,962

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Financial — (continued)
$ 1,140,000	National Securities Clearing Corp(b) 0.40%, 12/07/2023	$ 1,093,320
1,360,000	Nationstar Mortgage Holdings Inc(b) 5.75%, 11/15/2031	1,207,000
1,580,000	Nationwide Building Society(b) 0.55%, 01/22/2024	1,506,772
1,280,000	NatWest Group PLC 1.64%, 06/14/2027	1,137,964
	Navient Corp
57,000	7.25%, 09/25/2023	58,425
2,210,000	5.00%, 03/15/2027	2,011,730
825,000	5.63%, 08/01/2033	651,750
1,840,000	New York Life Global Funding(b) 0.85%, 01/15/2026	1,664,573
620,000	Oaktree Specialty Lending Corp 2.70%, 01/15/2027	549,788
	OneMain Finance Corp
25,000	8.88%, 06/01/2025	26,238
1,330,000	5.38%, 11/15/2029	1,193,675
915,000	4.00%, 09/15/2030	749,081
	Owl Rock Capital Corp
915,000	2.63%, 01/15/2027	806,293
1,670,000	2.88%, 06/11/2028	1,422,308
1,345,000	Owl Rock Technology Finance Corp 2.50%, 01/15/2027	1,182,677
10,000	Regency Centers LP REIT 2.95%, 09/15/2029	9,102
110,000	Retail Opportunity Investments Partnership LP REIT 4.00%, 12/15/2024	108,933
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc
2,460,000	2.88%, 10/15/2026(b)	2,177,100
220,000	3.63%, 03/01/2029	188,100
4,815,000	3.88%, 03/01/2031(b)	4,063,041
4,655,000	4.00%, 10/15/2033(b)	3,729,353
350,000	Royal Bank of Canada 0.50%, 10/26/2023	337,894
	Santander Holdings USA Inc
15,000	3.50%, 06/07/2024	14,908
1,255,000	3.24%, 10/05/2026	1,193,263
2,340,000	SBA Communications Corp REIT 3.13%, 02/01/2029	2,007,135
	Shimao Group Holdings Ltd
200,000	6.13%, 02/21/2024	52,100
1,300,000	5.60%, 07/15/2026	312,000
200,000	5.20%, 01/16/2027	45,000
410,000	3.45%, 01/11/2031	82,000
600,000	Sino-Ocean Land Treasure IV Ltd 4.75%, 01/14/2030	438,000
Principal Amount(a)		Fair Value
Financial — (continued)
$ 5,000	Sirius International Group Ltd(b) 4.60%, 11/01/2026	$ 4,794
400,000	SITE Centers Corp REIT 4.70%, 06/01/2027	401,742
	Societe Generale SA(b)
670,000	4.75%, 11/24/2025	668,572
2,385,000	3.65%, 07/08/2035	2,072,459
15,000	Spirit Realty LP REIT 3.40%, 01/15/2030	13,624
	Standard Chartered PLC(b)
810,000	4.64%, 04/01/2031	793,747
3,375,000	3.27%, 02/18/2036	2,843,210
1,755,000	Stewart Information Services Corp 3.60%, 11/15/2031	1,514,262
295,000	Sumitomo Mitsui Financial Group Inc 0.51%, 01/12/2024	281,549
	Sunac China Holdings Ltd
200,000	5.95%, 04/26/2024	46,300
580,000	6.50%, 01/10/2025	131,950
790,000	7.00%, 07/09/2025	173,800
410,000	6.50%, 01/26/2026	86,715
2,590,000	Svenska Handelsbanken AB(b) 0.55%, 06/11/2024	2,442,639
	Synchrony Financial
20,000	2.85%, 07/25/2022	20,033
205,000	4.38%, 03/19/2024	206,696
	Times China Holdings Ltd
810,000	6.20%, 03/22/2026	344,250
200,000	5.75%, 01/14/2027	78,550
1,790,000	Toronto-Dominion Bank 0.25%, 01/06/2023	1,768,172
200,000	UniCredit SpA(b) 5.46%, 06/30/2035	180,458
2,145,000	US Bancorp 2.22%, 01/27/2028	1,991,876
890,000	VICI Properties LP / VICI Note Co Inc REIT(b) 3.88%, 02/15/2029	843,958
195,000	Welltower Inc REIT 4.25%, 04/01/2026	196,617
	Yuzhou Group Holdings Co Ltd
625,000	7.70%, 02/20/2025(h)	78,125
310,000	8.30%, 05/27/2025	38,828
205,000	7.85%, 08/12/2026(h)	25,625
400,000	6.35%, 01/13/2027	52,000
		180,350,157
Industrial — 2.08%
1,795,000	Avnet Inc 4.63%, 04/15/2026	1,800,644
	Boeing Co
1,900,000	2.20%, 02/04/2026	1,732,968
5,000	2.25%, 06/15/2026	4,570
4,285,000	2.95%, 02/01/2030	3,688,824

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 150,000	5.15%, 05/01/2030	$ 148,813
235,000	3.63%, 02/01/2031(f)	212,041
5,000	3.38%, 06/15/2046	3,632
5,000	3.63%, 03/01/2048	3,677
3,210,000	3.75%, 02/01/2050	2,456,810
10,000	5.81%, 05/01/2050	10,001
528,000	Builders FirstSource Inc(b) 6.75%, 06/01/2027	544,500
	Caterpillar Financial Services Corp
3,750,000	0.45%, 09/14/2023	3,640,801
3,105,000	0.95%, 01/10/2024	3,008,812
1,130,000	0.45%, 05/17/2024	1,073,046
	Cemex SAB de CV(b)
1,295,000	5.13%, Perpetual(g)	1,182,866
905,000	5.20%, 09/17/2030	852,962
2,895,000	3.88%, 07/11/2031	2,455,568
	Embraer Netherlands Finance BV
5,000	5.05%, 06/15/2025	4,962
1,260,000	5.40%, 02/01/2027	1,214,338
1,046,000	GE Capital International Funding Co Unlimited Co 4.42%, 11/15/2035	1,022,328
200,000	GMR Hyderabad International Airport Ltd(b) 4.25%, 10/27/2027	181,100
5,000	Huntington Ingalls Industries Inc 3.84%, 05/01/2025	5,007
910,000	IHS Holding Ltd(b) 5.63%, 11/29/2026	864,500
	Jabil Inc
660,000	1.70%, 04/15/2026	595,377
2,625,000	3.00%, 01/15/2031	2,281,345
	JELD-WEN Inc(b)
100,000	4.63%, 12/15/2025	94,250
1,320,000	4.88%, 12/15/2027	1,197,002
	John Deere Capital Corp
760,000	0.90%, 01/10/2024	735,525
1,255,000	0.45%, 06/07/2024	1,192,648
1,180,000	1.25%, 01/10/2025	1,121,208
405,000	Sensata Technologies BV(b) 4.00%, 04/15/2029	361,043
790,000	Sensata Technologies Inc(b) 3.75%, 02/15/2031	667,977
	Spirit AeroSystems Inc
670,000	7.50%, 04/15/2025(b)	678,375
675,000	4.60%, 06/15/2028(f)	583,085
1,215,000	TD SYNNEX Corp(b) 1.75%, 08/09/2026	1,091,464
540,000	TopBuild Corp(b) 4.13%, 02/15/2032	465,241
		37,177,310
Technology — 1.25%
	Broadcom Inc(b)
820,000	2.60%, 02/15/2033	658,761
1,070,000	3.19%, 11/15/2036	844,796
Principal Amount(a)		Fair Value
Technology — (continued)
$ 2,860,000	CDW LLC / CDW Finance Corp 3.57%, 12/01/2031	$ 2,504,030
2,615,000	Entegris Escrow Corp(b) 4.75%, 04/15/2029	2,520,233
715,000	International Business Machines Corp 2.85%, 05/13/2022	715,408
	Marvell Technology Inc
545,000	2.45%, 04/15/2028	484,380
465,000	2.95%, 04/15/2031	403,834
	Microchip Technology Inc
310,000	4.33%, 06/01/2023	313,350
840,000	0.98%, 09/01/2024(b)	788,037
	Micron Technology Inc
5,000	5.33%, 02/06/2029	5,176
3,760,000	4.66%, 02/15/2030	3,712,792
325,000	MSCI Inc(b) 3.25%, 08/15/2033	274,625
2,345,000	NVIDIA Corp 0.58%, 06/14/2024	2,231,657
15,000	NXP BV / NXP Funding LLC / NXP USA Inc(b) 3.15%, 05/01/2027	14,103
1,320,000	Open Text Holdings Inc(b) 4.13%, 02/15/2030	1,171,500
2,060,000	Oracle Corp 3.95%, 03/25/2051	1,564,737
950,000	Qorvo Inc(b) 3.38%, 04/01/2031	795,701
2,710,000	Salesforce Inc 0.63%, 07/15/2024	2,567,526
140,000	Skyworks Solutions Inc 1.80%, 06/01/2026	127,382
335,000	SS&C Technologies Inc(b) 5.50%, 09/30/2027	328,313
	Western Digital Corp
175,000	2.85%, 02/01/2029	154,996
120,000	3.10%, 02/01/2032	99,936
		22,281,273
Utilities — 0.49%
	AES Corp
605,000	3.95%, 07/15/2030(b)	567,792
255,000	2.45%, 01/15/2031	211,449
	Calpine Corp(b)
455,000	5.13%, 03/15/2028	413,311
3,745,000	3.75%, 03/01/2031	3,155,162
285,000	Edison International 4.95%, 04/15/2025	289,951
5,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	4,768
	NRG Energy Inc(b)
395,000	4.45%, 06/15/2029	378,441
490,000	5.25%, 06/15/2029	461,516
2,070,000	3.63%, 02/15/2031	1,723,275
	Pacific Gas & Electric Co
100,000	3.25%, 06/01/2031	83,880
1,130,000	4.30%, 03/15/2045	875,609

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 210,000	4.25%, 03/15/2046	$ 160,603
635,000	3.50%, 08/01/2050	442,672
10,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	9,366
		8,777,795
TOTAL CORPORATE BONDS AND NOTES — 27.27% (Cost $556,248,059)		$ 486,574,026
CONVERTIBLE BONDS
Communications — 0.34%
	DISH Network Corp
550,000	2.98%, 12/15/2025(i)	496,375
4,875,000	3.38%, 08/15/2026	4,180,313
370,000	Twitter Inc(i) 1.52%, 03/15/2026	349,465
1,110,000	Uber Technologies Inc(f)(i) 4.36%, 12/15/2025	958,485
		5,984,638
Consumer, Cyclical — 0.29%
415,000	JetBlue Airways Corp(b) 0.50%, 04/01/2026	337,437
1,985,000	NCL Corp Ltd(b) 1.13%, 02/15/2027	1,733,898
230,000	Peloton Interactive Inc(i) 6.03%, 02/15/2026	187,163
330,000	Penn National Gaming Inc 2.75%, 05/15/2026	573,540
1,735,000	Southwest Airlines Co 1.25%, 05/01/2025	2,369,142
		5,201,180
Consumer, Non-Cyclical — 0.44%
	BioMarin Pharmaceutical Inc
870,000	0.60%, 08/01/2024	884,355
3,080,000	1.25%, 05/15/2027(f)	3,164,700
120,000	Guardant Health Inc(f)(i) 4.53%, 11/15/2027	95,928
570,000	Ionis Pharmaceuticals Inc(i) 1.80%, 04/01/2026	532,323
645,000	Livongo Health Inc 0.88%, 06/01/2025	546,637
3,460,000	Teladoc Health Inc 1.25%, 06/01/2027	2,565,590
		7,789,533
Technology — 0.03%
675,000	Splunk Inc 1.13%, 06/15/2027	605,475
TOTAL CONVERTIBLE BONDS — 1.10% (Cost $22,276,363)		$ 19,580,826
Principal Amount(a)		Fair Value
FOREIGN GOVERNMENT BONDS AND NOTES
$ 3,475,000	European Investment Bank 0.25%, 09/15/2023	$ 3,367,735
3,455,000	Inter-American Development Bank 0.50%, 05/24/2023	3,386,294
	Mexican Bonos
286,941(j)	MXN, 6.75%, 03/09/2023	1,382,334
918,769(j)	MXN, 8.50%, 11/18/2038	4,251,892
65,000	Province of Quebec Canada(f) 0.60%, 07/23/2025	60,070
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.70% (Cost $12,825,870)		$ 12,448,325
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.85%
775,000	BANK Series 2021-BN35 Class AS 2.46%, 06/15/2064	667,129
1,645,000	BBSG Mortgage Trust(b) Series 2016-MRP Class A 3.28%, 06/05/2036	1,539,480
169,274	BB-UBS Trust(b) Series 2012-TFT Class A 2.89%, 06/05/2030	168,124
1,090,000	BINOM Securitization Trust(b)(e) Series 2022-RPL1 Class M1 3.00%, 02/25/2061	1,020,999
1,185,000	BPR Trust(b)(d) Series 2021-NRD Class F 7.39%, 12/15/2023 1-mo. SOFR + 6.87%	1,156,674
1,910,000	BX Commercial Mortgage Trust(b)(d) Series 2022-AHP Class B 2.35%, 01/17/2039 1-mo. SOFR + 1.84%	1,873,565
810,287	CIM Trust(b)(c) Series 2021-NR2 Class A1 2.57%, 07/25/2059	778,731
	COMM Mortgage Trust(b)
	Series 2012-CR3 Class AM
405,000	3.42%, 10/15/2045	403,150
	Series 2012-LTRT Class A2
105,000	3.40%, 10/05/2030	102,790
1,040,000	CoreVest American Finance Trust(b)(c) Series 2021-RTL1 Class A1 2.24%, 03/28/2029	968,091

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Credit Suisse Mortgage Trust(b)
	Series 2014-USA Class B
$ 600,000	4.18%, 09/15/2037	$ 557,465
	Series 2014-USA Class C
100,000	4.34%, 09/15/2037	89,673
	Series 2014-USA Class D
200,000	4.37%, 09/15/2037	169,368
	Series 2021-RPL1 Class A1
360,552	1.67%, 09/27/2060(e)	344,550
	Series 2021-RPL4 Class A1
1,048,190	1.80%, 12/27/2060(e)	991,012
	Extended Stay America Trust(b)(d)
	Series 2021-ESH Class C
407,492	2.26%, 07/15/2038 1-mo. LIBOR + 1.70%	401,140
	Series 2021-ESH Class D
203,746	2.81%, 07/15/2038 1-mo. LIBOR + 2.25%	200,068
472,939	GCAT Trust(b)(e) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	460,966
	Goldman Sachs Mortgage Securities Trust
	Series 2013-G1 Class B
460,000	3.72%, 04/10/2031(b)(e)	442,020
	Series 2013-PEMB Class A
300,000	3.67%, 03/05/2033(b)(e)	287,999
	Series 2013-PEMB Class B
250,000	3.67%, 03/05/2033(b)(e)	231,017
	Series 2014-GC18 Class AS
370,000	4.38%, 01/10/2047	359,625
	Series 2014-GC18 Class B
990,000	4.89%, 01/10/2047(e)	919,454
	Series 2020-GC47 Class A4
1,500,000	2.12%, 05/12/2053	1,299,634
	JPMorgan Chase Commercial Mortgage Securities Trust(b)(e)
	Series 2012-C8 Class C
120,000	4.93%, 10/15/2045	119,826
	Series 2012-LC9 Class C
725,000	4.51%, 12/15/2047	718,694
	Legacy Mortgage Asset Trust(b)
	Series 2020-GS5 Class A1
112,413	3.25%, 06/25/2060(c)	111,205
	Series 2020-RPL1 Class A2
875,000	3.25%, 09/25/2059(e)	823,162
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-GS2 Class A1
$ 480,883	1.75%, 04/25/2061(c)	$ 455,413
	Series 2021-GS4 Class A1
212,775	1.65%, 11/25/2060(c)	199,293
600,000	Med Trust(b)(d) Series 2021-MDLN Class C 2.36%, 11/15/2038 1-mo. LIBOR + 1.80%	587,981
	Mill City Mortgage Loan Trust(b)(e)
	Series 2019-1 Class M1
479,117	3.50%, 10/25/2069	455,030
	Series 2019-GS1 Class M2
125,000	3.25%, 07/25/2059	118,460
	Series 2021-NMR1 Class M2
750,000	2.50%, 11/25/2060	672,711
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2012-CKSV Class A2
100,000	3.28%, 10/15/2030(b)	99,039
	Series 2013-C11 Class B
195,000	4.50%, 08/15/2046(e)	143,336
	Series 2013-C12 Class C
65,000	4.92%, 10/15/2046(e)	61,964
	Series 2016-C30 Class C
785,000	4.24%, 09/15/2049(e)	716,292
	Preston Ridge Partners Mortgage LLC(b)
	Series 2021-1 Class A1
634,704	2.12%, 01/25/2026(e)	606,274
	Series 2021-10 Class A1
787,770	2.49%, 10/25/2026(c)	749,518
	Series 2021-2 Class A1
277,446	2.12%, 03/25/2026(e)	267,129
	Series 2021-3 Class A1
801,121	1.87%, 04/25/2026(c)	760,548
	Series 2021-4 Class A1
162,876	1.87%, 04/25/2026(c)	154,009
	Series 2021-5 Class A1
738,222	1.79%, 06/25/2026(c)	694,775
	Series 2021-8 Class A1
695,858	1.74%, 09/25/2026(e)	654,470
	Series 2021-9 Class A1
867,716	2.36%, 10/25/2026(c)	824,138
840,000	RBS Commercial Funding Inc Trust(b)(e) Series 2013-GSP Class A 3.96%, 01/15/2032	836,723
760,000	Toorak Mortgage Corp Ltd(b)(c) Series 2021-1 Class A1 2.24%, 06/25/2024	714,505

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Towd Point Mortgage Trust(b)(e)
	Series 2016-3 Class M2
$ 280,000	4.00%, 04/25/2056	$ 279,281
	Series 2017-1 Class M1
260,000	3.75%, 10/25/2056	254,272
	Series 2017-3 Class A2
100,000	3.00%, 07/25/2057	98,507
	Series 2017-4 Class M2
200,000	3.25%, 06/25/2057	189,193
	Series 2018-5 Class M1
685,000	3.25%, 07/25/2058	614,434
	Series 2019-4 Class A1
559,942	2.90%, 10/25/2059	547,363
	Series 2019-4 Class M1
140,000	3.50%, 10/25/2059	128,815
	Series 2020-1 Class A2B
100,000	3.25%, 01/25/2060	92,629
	Series 2020-2 Class A2B
125,000	3.00%, 04/25/2060	113,696
100,000	UBS Commercial Mortgage Trust(e) Series 2018-C14 Class C 5.44%, 12/15/2051	88,623
110,000	UBS-Barclays Commercial Mortgage Trust(b)(e) Series 2012-C2 Class BEC 4.99%, 05/10/2063	104,172
	Wells Fargo Commercial Mortgage Trust
	Series 2013-LC12 Class B
210,000	4.44%, 07/15/2046(e)	198,163
	Series 2016-C36 Class AS
1,345,000	3.42%, 11/15/2059	1,251,822
	Series 2016-C36 Class B
160,000	3.67%, 11/15/2059(e)	142,609
	WFRBS Commercial Mortgage Trust
	Series 2012-C7 Class AS
360,000	4.09%, 06/15/2045(e)	359,340
	Series 2012-C7 Class C
240,000	4.79%, 06/15/2045(e)	186,000
	Series 2013-C15 Class B
770,000	4.65%, 08/15/2046(e)	738,558
	Series 2014-C20 Class B
245,000	4.38%, 05/15/2047	236,087
	Series 2014-C24 Class B
60,000	4.20%, 11/15/2047(e)	56,338
	Series 2014-C24 Class C
340,000	4.29%, 11/15/2047(e)	296,954
		32,954,075
U.S. Government Agency — 27.03%
4,383,829	Federal Home Loan Morgage Corp 2.50%, 03/01/2037	4,202,363
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Federal Home Loan Mortgage Corp
$ 7,593	2.50%, 01/01/2029	$ 7,444
69,503	3.00%, 11/01/2034	68,695
20,608	2.50%, 06/01/2035	19,768
174,421	2.00%, 09/01/2035	163,679
133,260	2.00%, 10/01/2035	125,055
332,344	2.00%, 12/01/2035	311,879
45,929	3.00%, 09/01/2036	44,412
9,720,387	2.50%, 03/01/2037	9,322,077
2,922,130	2.50%, 04/01/2037	2,809,764
3,923,223	2.00%, 01/01/2042	3,523,938
3,919,721	2.50%, 01/01/2042	3,635,112
4,408,799	2.50%, 04/01/2042	4,086,154
48,709	3.00%, 12/01/2046	46,695
40,539	4.00%, 05/01/2047	40,897
26,262	4.50%, 10/01/2047	27,029
38,826	4.00%, 02/01/2048	39,236
3,894	4.50%, 06/01/2048	3,988
8,382	4.00%, 10/01/2048	8,395
10,500	3.50%, 09/01/2049	10,228
581,841	3.50%, 10/01/2049	566,728
14,449	3.00%, 11/01/2049	13,698
4,687,174	3.00%, 02/01/2051	4,445,719
773,506	2.00%, 05/01/2051	684,118
4,955,769	3.00%, 07/01/2051	4,697,474
5,037,088	3.00%, 09/01/2051	4,774,544
3,834,971	2.50%, 10/01/2051	3,503,797
3,724,621	2.50%, 01/01/2052	3,402,970
12,434,053	2.50%, 02/01/2052	11,365,170
8,947,769	3.00%, 04/01/2052	8,458,852
14,428,793	3.50%, 04/01/2052	14,043,976
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K027 Class A2
40,000	2.64%, 01/25/2023	40,104
	Series K045 Class A2
2,598,965	3.02%, 11/25/2025	2,589,839
	Series K050 Class A2
2,300,000	3.33%, 08/25/2025(e)	2,309,430
	Series K058 Class A2
2,000,000	2.65%, 08/25/2026	1,953,942
	Series K059 Class A2
650,000	3.12%, 09/25/2026(e)	646,671
	Series K061 Class AM
2,068,605	3.44%, 11/25/2026(e)	2,066,788
	Series K062 Class AM
2,500,000	3.51%, 12/25/2026	2,514,055
	Series K063 Class A2
882,076	3.43%, 01/25/2027(e)	888,213
	Series K064 Class A1
1,615,339	2.89%, 10/25/2026	1,604,241
	Series K064 Class A2
505,000	3.22%, 03/25/2027	503,844
	Series K066 Class AM
2,507,000	3.20%, 06/25/2027	2,493,190

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Series K067 Class A2
$ 75,000	3.19%, 07/25/2027	$ 74,657
	Series K069 Class A2
2,305,000	3.19%, 09/25/2027(e)	2,292,394
	Series K069 Class AM
2,500,000	3.25%, 09/25/2027(e)	2,473,229
	Series K070 Class A2
2,750,000	3.30%, 11/25/2027(e)	2,755,671
	Series K071 Class A2
2,630,000	3.29%, 11/25/2027	2,628,015
	Series K073 Class A2
2,300,000	3.35%, 01/25/2028	2,313,929
	Series K073 Class AM
100,000	3.45%, 01/25/2028(e)	100,720
	Series K074 Class A2
2,750,000	3.60%, 01/25/2028	2,800,806
	Series K075 Class A2
2,344,000	3.65%, 02/25/2028(e)	2,384,073
	Series K076 Class A2
2,000,000	3.90%, 04/25/2028	2,060,093
	Series K077 Class A2
2,500,000	3.85%, 05/25/2028(e)	2,568,118
	Series K078 Class A2
2,250,000	3.85%, 06/25/2028	2,325,673
	Series K078 Class AM
2,500,000	3.92%, 06/25/2028	2,563,921
	Series K084 Class A2
2,250,000	3.78%, 10/25/2028(e)	2,286,942
	Series K095 Class A1
28,694	2.63%, 11/25/2028	28,014
	Series K730 Class A1
3,301	3.45%, 09/25/2024	3,311
	Series K737 Class A2
2,250,000	2.53%, 10/25/2026	2,179,555
	Series K740 Class A2
750,000	1.47%, 09/25/2027	681,746
695,000	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(b)(d) Series 2022-DNA3 Class M1A 2.25%, 04/25/2042 1-mo. SOFR + 2.00%	695,001
	Federal National Mortgage Association
8,368	2.50%, 06/01/2030	8,209
287,170	3.00%, 10/01/2033	284,143
22,621	3.00%, 06/01/2034	22,375
25,759	3.00%, 07/01/2034	25,478
8,379	3.00%, 10/01/2034	8,288
20,193	3.00%, 11/01/2034	19,949
35,083	2.00%, 09/01/2035	32,922
339,072	2.00%, 10/01/2035	318,189
325,513	2.00%, 11/01/2035	305,465
330,672	2.00%, 12/01/2035	310,306
344,444	2.00%, 01/01/2036	324,081
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
$12,275,849	2.00%, 10/01/2036	$ 11,518,860
4,380,467	2.00%, 11/01/2036	4,110,329
4,188,202	2.00%, 01/01/2037	3,930,225
8,122,401	2.00%, 02/01/2037	7,621,916
10,510,798	2.50%, 02/01/2037	10,074,386
12,573,595	2.00%, 03/01/2037	11,798,152
7,960,836	2.50%, 03/01/2037	7,631,240
8,107,742	2.50%, 04/01/2037	7,772,875
4,128,155	2.50%, 02/01/2042	3,827,284
4,412,387	2.50%, 04/01/2042	4,090,789
8,767,042	2.50%, 03/01/2047	8,041,227
29,049	4.00%, 09/01/2047	29,172
9,249	3.50%, 03/01/2048	9,056
6,420	4.00%, 06/01/2048	6,429
4,921,853	3.00%, 01/01/2049	4,718,660
7,171	3.00%, 12/01/2049	6,777
6,636	3.00%, 01/01/2050	6,308
32,286	2.50%, 05/01/2050	29,566
310,458	2.50%, 06/01/2050	284,177
168,234	2.50%, 07/01/2050	154,010
19,703	2.50%, 08/01/2050	18,020
711,799	2.00%, 05/01/2051	629,523
10,972,563	2.00%, 10/01/2051	9,694,838
25,354,163	2.50%, 10/01/2051	23,228,768
12,514,535	2.50%, 01/01/2052	11,436,629
8,762,737	3.50%, 01/01/2052	8,538,212
21,215,330	2.50%, 02/01/2052	19,395,876
8,775,575	2.50%, 03/01/2052	8,028,853
16,455,128	3.00%, 03/01/2052	15,592,423
16,225,518	3.00%, 04/01/2052	15,353,691
8,536,859	3.50%, 04/01/2052	8,337,269
	Federal National Mortgage Association Alternative Credit Enhancement Security
	Series 2016-M5 Class A2
2,500,000	2.47%, 04/25/2026	2,432,903
	Series 2017-M1 Class A2
2,056,137	2.49%, 10/25/2026(e)	1,975,668
	Series 2018-M2 Class A2
2,255,000	3.00%, 01/25/2028(e)	2,210,870
	Government National Mortgage Association
23,715	3.50%, 04/20/2047	23,424
14,714	4.00%, 04/20/2047	14,901
23,263	3.00%, 02/20/2048	22,362
30,885	3.50%, 02/20/2048	30,280
	Uniform Mortgage-Backed Security(k)
74,850,000	3.00%, TBA	70,897,642
63,708,000	3.50%, TBA	61,779,306
		482,242,340
TOTAL MORTGAGE-BACKED SECURITIES — 28.88% (Cost $546,878,762)		$ 515,196,415

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount(a)		Fair Value
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
$13,200,000	1.75%, 05/15/2022	$ 13,206,646
17,400,000	1.75%, 05/31/2022	17,417,620
17,300,000	1.63%, 08/15/2022(f)	17,324,328
17,500,000	0.13%, 08/31/2022	17,441,895
8,810,000	0.13%, 11/30/2022	8,734,633
5,400,000	1.63%, 12/15/2022	5,400,000
13,925,000	0.13%, 12/31/2022	13,775,415
13,380,000	0.13%, 01/31/2023	13,207,523
8,890,000	0.13%, 02/28/2023	8,755,261
7,070,000	0.13%, 03/31/2023	6,946,551
12,650,000	0.13%, 04/30/2023	12,397,988
11,880,000	0.13%, 07/31/2023	11,550,052
27,905,000	0.25%, 09/30/2023	27,043,869
3,740,000	0.50%, 11/30/2023	3,619,473
16,000,000	0.13%, 12/15/2023	15,376,250
8,795,000	0.88%, 01/31/2024	8,528,402
8,000,000	2.50%, 01/31/2024	7,978,438
17,350,000	2.75%, 02/15/2024	17,377,787
17,910,000	1.50%, 02/29/2024(f)	17,537,108
20,000,000	0.38%, 08/15/2024	18,924,219
20,100,000	0.38%, 09/15/2024	18,970,160
15,650,000	2.75%, 02/28/2025	15,593,147
3,620,000	2.75%, 06/30/2025(f)	3,602,183
14,550,000	2.88%, 07/31/2025	14,529,539
20,100,000	0.75%, 08/31/2026	18,305,133
14,250,000	0.38%, 09/30/2027	12,418,652
10,875,000	2.38%, 05/15/2029	10,479,082
565,000	1.50%, 02/15/2030	509,648
9,000,000	0.88%, 11/15/2030	7,626,094
7,000,000	1.63%, 05/15/2031	6,291,523
4,200,000	1.25%, 08/15/2031	3,637,594
22,340,000	1.88%, 02/15/2032	20,399,212
18,150,000	1.13%, 08/15/2040	13,014,117
7,400,000	1.75%, 08/15/2041	5,862,187
34,670,000	2.00%, 11/15/2041	28,694,842
4,500,000	2.38%, 02/15/2042	3,976,172
5,000,000	2.50%, 02/15/2045	4,425,977
3,525,000	2.00%, 02/15/2050	2,844,785
12,180,000	1.25%, 05/15/2050	8,119,207
3,750,000	1.63%, 11/15/2050	2,756,543
11,400,000	2.00%, 08/15/2051	9,210,844
4,700,000	1.88%, 11/15/2051(f)	3,686,562
15,315,000	2.25%, 02/15/2052	13,149,363
TOTAL U.S. TREASURY BONDS AND NOTES — 27.50% (Cost $522,977,888)		$ 490,646,024
Shares
COMMON STOCK
Basic Materials — 0.02%
6,105	Newmont Corp	444,749
Shares		Fair Value
Communications — 0.46%
191,757	Altice USA Inc Class A(l)	$ 1,779,505
7,302	Cisco Systems Inc	357,652
10,056	Comcast Corp Class A	399,827
46,559	T-Mobile US Inc(l)	5,733,275
		8,270,259
Consumer, Cyclical — 0.08%
1,560	Cummins Inc	295,136
907	Home Depot Inc	272,463
3,340	Starbucks Corp	249,298
3,488	Walmart Inc	533,629
		1,350,526
Consumer, Non-Cyclical — 0.23%
2,435	Abbott Laboratories	276,372
3,475	AbbVie Inc	510,408
563	Anthem Inc	282,587
870	Automatic Data Processing Inc	189,817
4,600	Bristol-Myers Squibb Co	346,242
515	Clarivate PLC(l)	8,075
6,592	Coca-Cola Co	425,909
3,082	Johnson & Johnson	556,178
6,863	Merck & Co Inc	608,679
3,647	Procter & Gamble Co	585,526
234	Thermo Fisher Scientific Inc	129,383
405	UnitedHealth Group Inc	205,963
		4,125,139
Energy — 0.03%
1,270	Pioneer Natural Resources Co	295,237
8,944	Williams Cos Inc	306,690
		601,927
Financial — 0.06%
1,759	American Tower Corp REIT	423,954
667	BlackRock Inc	416,661
3,925	Morgan Stanley	316,316
		1,156,931
Industrial — 0.09%
799	Deere & Co	301,662
254	L3Harris Technologies Inc	58,994
1,060	Lockheed Martin Corp	458,047
1,705	Union Pacific Corp	399,465
1,936	United Parcel Service Inc Class B	348,441
		1,566,609
Technology — 0.10%
1,125	Accenture PLC Class A	337,905
2,503	Apple Inc	394,598

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Technology — (continued)
431	Broadcom Inc	$ 238,942
3,695	Microchip Technology Inc	240,914
1,337	Microsoft Corp	371,044
746	Texas Instruments Inc	127,007
		1,710,410
Utilities — 0.05%
3,997	Duke Energy Corp	440,310
5,560	NextEra Energy Inc	394,871
		835,181
TOTAL COMMON STOCK — 1.12% (Cost $21,737,905)		$ 20,061,731
CONVERTIBLE PREFERRED STOCK
Communications — 0.16%
2,541	2020 Cash Mandatory Exchangeable Trust 5.25%(b)	2,777,516
Energy — 0.00%(m)
396	El Paso Energy Capital Trust I 4.75%	19,345
Financial — 0.21%
1,596	Bank of America Corp 7.25%	1,936,762
1,539	Wells Fargo & Co 7.50%	1,879,581
		3,816,343
Technology — 0.04%
11,140	Clarivate PLC 5.25%	715,299
TOTAL CONVERTIBLE PREFERRED STOCK — 0.41% (Cost $8,467,395)		$ 7,328,503
GOVERNMENT MONEY MARKET MUTUAL FUNDS
5,251,000	BlackRock FedFund Institutional Class(n), 0.31%(o)	5,251,000
5,180,000	Dreyfus Institutional Preferred Government Plus Money Market Fund Class SL(n), 0.37%(o)	5,180,000
5,490,000	Federated Hermes Government Obligations Fund Premier Shares(n), 0.26%(o)	5,490,000
5,251,000	Goldman Sachs Financial Square Government Fund Institutional Class(n), 0.32%(o)	5,251,000
Shares		Fair Value
Government Money Market Mutual Funds — (continued)
5,251,000	Invesco Government & Agency Portfolio Institutional Class(n), 0.35%(o)	$ 5,251,000
5,251,000	JPMorgan U.S. Government Money Market Fund Capital Shares(n), 0.32%(o)	5,251,000
5,090,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(n), 0.30%(o)	5,090,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 2.06% (Cost $36,764,000)		$ 36,764,000
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.39%
$ 6,900,000	Federal Home Loan Bank(i) 0.18%, 05/02/2022	6,899,931
U.S. Treasury Bonds and Notes — 8.53%
	U.S. Treasury Bills(i)
54,830,000	0.37%, 05/17/2022	54,820,523
88,400,000	0.27%, 05/19/2022	88,387,635
9,000,000	0.80%, 07/21/2022	8,983,563
		152,191,721
Repurchase Agreements — 1.20%
13,824,077	Repurchase agreement (principal amount/value $13,831,950 with a maturity value of $13,832,273) with RBC Capital Markets Corp, 0.28%, dated 4/30/22 to be repurchased at $13,824,077 on 5/2/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.38%, 6/30/22 - 4/1/52, with a value of $14,108,589.(n)	13,824,077

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2022
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 7,639,292	Repurchase agreement (principal amount/value $7,643,642 with a maturity value of $7,643,833) with Citigroup Global Markets Inc, 0.30%, dated 4/30/22 to be repurchased at $7,639,292 on 5/2/22 collateralized by U.S. Treasury securities, 0.00% - 2.38%, 5/3/22 - 2/15/52, with a value of $7,796,515.(n)	$ 7,639,292
		21,463,369
TOTAL SHORT TERM INVESTMENTS — 10.12% (Cost $180,555,021)		$ 180,555,021
TOTAL INVESTMENTS — 109.11% (Cost $2,096,417,467)		$1,946,666,537
OTHER ASSETS & LIABILITIES, NET — (9.11)%		$ (162,583,175)
TOTAL NET ASSETS — 100.00%		$1,784,083,362
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at April 30, 2022. Maturity date disclosed represents final maturity date.
(d)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at April 30, 2022.
(e)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	All or a portion of the security is on loan at April 30, 2022.
(g)	Security has no contractual maturity date and pays an indefinite stream of interest.
(h)	Security in default.
(i)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(j)	Principal amount is stated in 100 Mexican Peso Units.
(k)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(l)	Non-income producing security.
(m)	Represents less than 0.005% of net assets.
(n)	Collateral received for securities on loan.
(o)	Rate shown is the 7-day yield as of April 30, 2022.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
TBA	To Be Announced
Currency Abbreviations:
MXN	Mexican Peso
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2022
Great-West Core Strategies: Flexible Bond Fund
ASSETS:
Investments in securities, fair value (including $56,361,619 of securities on loan)(a)	$1,925,203,168
Repurchase agreements, fair value(b)	21,463,369
Cash	21,915,080
Dividends and interest receivable	8,587,480
Subscriptions receivable	2,478,353
Receivable for investments sold	985,442
Total Assets	1,980,632,892
LIABILITIES:
Payable for TBA investments purchased	135,998,882
Payable for director fees	13,672
Payable for investments purchased	535,009
Payable for other accrued fees	89,089
Payable for shareholder services fees	512,563
Payable to investment adviser	557,684
Payable upon return of securities loaned	58,227,369
Redemptions payable	615,262
Total Liabilities	196,549,530
NET ASSETS	$1,784,083,362
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$19,756,684
Paid-in capital in excess of par	1,933,045,881
Undistributed/accumulated deficit	(168,719,203)
NET ASSETS	$1,784,083,362
NET ASSETS BY CLASS
Investor Class	$1,773,435,926
Institutional Class	$10,647,436
CAPITAL STOCK:
Authorized
Investor Class	580,000,000
Institutional Class	15,000,000
Issued and Outstanding
Investor Class	196,526,054
Institutional Class	1,040,790
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.02
Institutional Class	$10.23
(a) Cost of investments	$2,074,954,098
(b) Cost of repurchase agreements	$21,463,369
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2022
Great-West Core Strategies: Flexible Bond Fund
INVESTMENT INCOME:
Interest	$21,357,196
Income from securities lending	77,006
Dividends	477,078
Total Income	21,911,280
EXPENSES:
Management fees	5,461,328
Shareholder services fees – Investor Class	5,002,130
Audit and tax fees	39,389
Custodian fees	75,427
Director's fees	27,208
Legal fees	7,232
Pricing fees	62,556
Registration fees	234,981
Shareholder report fees	50,642
Transfer agent fees	7,206
Other fees	5,384
Total Expenses	10,973,483
Less amount waived by investment adviser	33,917
Net Expenses	10,939,566
NET INVESTMENT INCOME	10,971,714
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(19,972,149)
Net Realized Loss	(19,972,149)
Net change in unrealized depreciation on investments and foreign currency translations	(143,660,025)
Net Change in Unrealized Depreciation	(143,660,025)
Net Realized and Unrealized Loss	(163,632,174)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(152,660,460)
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2022 and April 30, 2021
Great-West Core Strategies: Flexible Bond Fund	2022	2021
OPERATIONS:
Net investment income	$10,971,714	$1,664,647
Net realized loss	(19,972,149)	(3,840,019)
Net change in unrealized depreciation	(143,660,025)	(6,617,333)
Net Decrease in Net Assets Resulting from Operations	(152,660,460)	(8,792,705)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class(a)	(6,953,436)	(1,087,147)
Institutional Class	(44,921)	(1,851)
From Net Investment Income and Net Realized Gains	(6,998,357)	(1,088,998)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(a)	1,219,321,195	1,018,991,876
Class L(b)	-	551,676
Institutional Class	9,338,816	3,292,341
Shares issued in reinvestment of distributions
Investor Class(a)	6,953,436	1,087,147
Institutional Class	44,921	1,851
Shares redeemed
Investor Class(a)	(245,893,151)	(58,149,158)
Class L(b)	-	(1,190,455)
Institutional Class	(2,127,668)	(9,673,847)
Net Increase in Net Assets Resulting from Capital Share Transactions	987,637,549	954,911,431
Total Increase in Net Assets	827,978,732	945,029,728
NET ASSETS:
Beginning of year	956,104,630	11,074,902
End of year	$1,784,083,362	$956,104,630
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(a)	124,662,550	102,376,061
Class L(b)	-	51,107
Institutional Class	844,488	294,044
Shares issued in reinvestment of distributions
Investor Class(a)	709,588	108,550
Institutional Class	4,047	164
Shares redeemed
Investor Class(a)	(25,462,666)	(5,868,029)
Class L(b)	-	(109,341)
Institutional Class	(193,515)	(871,674)
Net Increase	100,564,492	95,980,882
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$ 9.85	0.07	(0.86)	(0.79)	(0.04)	—	(0.04)	$ 9.02	(8.04%)
4/30/2021 (c)	$10.00	0.03	(0.17)	(0.14)	(0.01)	—	(0.01)	$ 9.85	(1.35%) (d)
Institutional Class
4/30/2022	$11.14	0.12	(0.98)	(0.86)	(0.05)	—	(0.05)	$10.23	(7.72%)
4/30/2021	$10.86	0.17	0.11	0.28	(0.00) (e)	—	(0.00) (e)	$11.14	2.60%
4/30/2020	$10.13	0.28	0.65	0.93	(0.20)	—	(0.20)	$10.86	9.32%
4/30/2019 (f)	$10.00	0.27	0.12	0.39	(0.26)	(0.00) (e)	(0.26)	$10.13	3.93% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)(h)
Investor Class
04/30/2022	$1,773,436	0.76%	0.76%	0.76%	210%
04/30/2021 (c)	$ 951,807	0.79% (i)	0.79% (i)	0.42% (i)	180%
Institutional Class
04/30/2022	$ 10,647	0.88%	0.45%	1.09%	210%
04/30/2021	$ 4,298	1.13%	0.45%	1.50%	180%
04/30/2020	$ 10,459	1.37%	0.45%	2.64%	60%
04/30/2019 (f)	$ 8,949	1.67% (i)	0.45% (i)	3.21% (i)	17% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 40% and 51% for the years ended April 30, 2022 and 2021, respectively.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-five funds. Interests in the Great-West Core Strategies: Flexible Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - April 30, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.

Annual Report - April 30, 2022

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 177,511,666	$ —	$ 177,511,666
Corporate Bonds and Notes	—	486,574,026	—	486,574,026
Convertible Bonds	—	19,580,826	—	19,580,826
Foreign Government Bonds and Notes	—	12,448,325	—	12,448,325
Mortgage-Backed Securities	—	515,196,415	—	515,196,415
U.S. Treasury Bonds and Notes	—	490,646,024	—	490,646,024
Common Stock	20,061,731	—	—	20,061,731
Convertible Preferred Stock	6,613,204	715,299	—	7,328,503
Government Money Market Mutual Funds	36,764,000	—	—	36,764,000
Short Term Investments	—	180,555,021	—	180,555,021
Total Assets	$ 63,438,935	$ 1,883,227,602	$ 0	$ 1,946,666,537
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.

Annual Report - April 30, 2022

Dollar Rolls
The Fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The Fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The Fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of the Fund. Actual mortgages received by the Fund may be less favorable than those anticipated. The Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$6,998,357	$1,011,594
Long-term capital gain	-	77,404
	$6,998,357	$1,088,998
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and market discount adjustments.

Annual Report - April 30, 2022

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$4,301,757
Undistributed long-term capital gains	—
Capital loss carryforwards	(3,673,615)
Post-October losses	(16,880,672)
Net unrealized depreciation	(152,466,673)
Tax composition of capital	$(168,719,203)
At April 30, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended April 30, 2022, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of April 30, 2022, were as follows:
No Expiration	$(3,673,615)
Total	(3,673,615)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(16,880,672)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2022 were as follows:
Federal tax cost of investments	$2,099,133,210
Gross unrealized appreciation on investments	1,669,876
Gross unrealized depreciation on investments	(154,136,549)
Net unrealized depreciation on investments	$(152,466,673)
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM or the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.38% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.45% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2022, the amounts available for recoupment were as follows:

Annual Report - April 30, 2022

Expires April 30, 2023	Expires April 30, 2024	Expires April 30, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$120,062	$79,227	$33,917	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. (the Sub-Adviser). The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,123,500 for the fiscal year ended April 30, 2022.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $586,588,693 and $141,728,268, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $3,228,945,117 and $2,764,136,494, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2022, the Fund had securities on loan valued at $56,361,619 and received collateral as reported on the Statement of Assets and Liabilities of $58,227,369 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of April 30, 2022. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$10,483,332
Convertible Bonds	4,399,600
Foreign Government Bonds and Notes	61,750
U.S. Treasury Bonds and Notes	43,282,687
Total secured borrowings	$58,227,369
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

Annual Report - April 30, 2022

5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to April 30, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - April 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), one of the funds constituting the Great-West Funds, Inc., as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 17, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2022, 6% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2022 (the “April Board Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Company, GWCM and Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”), with respect to the Fund. (The Fund and the Company’s other series are referred to collectively as the “Great-West Funds.”)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers—including, in this case, Loomis Sayles. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreement with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. Under this structure, GWCM is responsible for monitoring and evaluating the performance of the Sub-Adviser and for recommending the hiring, termination and replacement of the Sub-Adviser to the Board.
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 23, 2022 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Board Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and the Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement (collectively, the “Agreements” or each, an “Agreement”), and met with representatives of GWCM to review, among other things, comparative information regarding the Fund’s investment performance, fees and expenses, including data prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, as well as the portion of the management fee retained and enterprise profitability data, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel, including at a separate meeting of the Independent Directors convened immediately prior to the April Board Meeting and at the April Board Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.

In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Adviser (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. With respect to personnel, the Board noted that GWCM’s affiliate, Empower Retirement, LLC (“Empower”) provides employees, including various management professionals, who provide services on behalf of GWCM—which does not have its own employees—pursuant to an agreement between GWCM and Empower. (Each of Empower and GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”); references herein to personnel, services, activities and resources of GWCM should be understood generally as including Empower.)
The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management team responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent strategic initiatives, progress on implementation of an enhanced trade order management system and various other projects and GWCM’s efforts generally to ensure that third-party programs and vendors used to service the Fund—including for purposes of regulatory compliance support—are monitored effectively.
Consideration also was given to the fact that the Board meets with representatives of the Sub-Adviser and GWCM each year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility, changing circumstances in the mutual fund industry and investor sentiment, regulatory developments, economic indicators, monetary and fiscal policy developments and emerging issues. In this regard, the Board received information on the impacts of the COVID-19 pandemic and macroeconomic and geopolitical developments on each adviser generally and the Fund, and considered how monitoring and analysis of such developments informs each adviser’s performance of its respective services to the Fund.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and the Sub-Adviser.

Investment Performance
The Board received and considered information regarding the investment performance of the Fund. Noting the Fund’s limited operating history—with inception dates of September 3, 2020 and June 25, 2018 for the Fund’s Investor Class and Institutional Class, respectively—the Board reviewed performance information for the Fund’s Investor Class and Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2021 with respect to the Investor Class, and for the one- and three-year periods ended December 31, 2021 with respect to the Institutional Class. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that the annualized returns of each class of the Fund underperformed its respective performance universe median for each period reviewed. Specifically, the annualized returns of the Fund’s Investor Class for the one-year period ended December 31, 2021 were in the fifth quintile of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers). With respect to the Fund’s Institutional Class, the annualized returns for each of the one- and three-year periods ended December 31, 2021 were in the fourth quintile of its performance universe. The Board also observed that although the annualized returns of the Fund’s Investor Class underperformed its benchmark index for the one-year period ended December 31, 2021, the Institutional Class outperformed the benchmark for each period reviewed.
In evaluating the performance data, including the Fund’s limited period of operations, the Board considered the investment decision-making process, the organization, composition and experience of investment personnel and portfolio risk controls, among other things, of the Sub-Adviser and—with respect to the portion of the Fund’s portfolio not allocated to Loomis Sayles—those of GWCM. The Board also considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus, and in the context of overall recent market conditions, as well as the adviser’s performance attribution commentary. In this connection, the Board noted, for instance, the Sub-Adviser’s discussion of credit exposures, security selection, duration positioning, and broader macroeconomic development, and the impact of the foregoing on the Fund’s performance over different periods. The Board’s evaluation was also informed by its understanding of GWCM’s processes for overseeing and analyzing the Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring. Furthermore, the Board noted GWCM’s view that the Fund’s performance meets expectations relative to its investment objective and that GWCM recommended the retention of the Sub-Adviser.
Taking into account all of the foregoing, the Board determined that it was satisfied with the explanations for, oversight of, and information provided regarding, the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and the Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2023.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Adviser and that such fees were negotiated at arm’s length between GWCM and the Sub-Adviser. In evaluating the management fee and total expense ratio of the Fund as to each of the Fund’s Institutional Class and Investor Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Consultant assessing expenses in the context of performance.

The Board observed that, as to each class, the Fund’s Contractual Management Fee and total annual operating expense ratio were lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the second quintile of its respective peer group in each case (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses). In addition, the Board considered the Independent Consultant’s opinion that the Fund’s Contractual Management Fee and total annual operating expense ratio are reasonable.
The Board received information regarding the fees charged by GWCM to separate accounts and other products managed by GWCM and noted that GWCM does not manage other client accounts in the same investment style as the Fund. The Board also reviewed information regarding the fees charged by the Sub-Adviser to certain other accounts and products, noting, in particular, that the Sub-Adviser provided its standard institutional multi-sector bond strategy fee schedule, as disclosed in its Form ADV, as well as the fees charged by the Sub-Adviser for its own retail mutual fund and another bond fund managed in the same investment style as the Fund. Also noted was the Sub-Adviser’s statement that the Fund’s sub-advisory fee is at the lowest tier of the standard fee schedule for an institutional account in the firm’s multi-sector full discretion strategy, and is the lowest fee rate of all the mutual funds managed by the Sub-Adviser in this strategy. Considering the foregoing, the Board noted that any fees charged by the Sub-Adviser to these other accounts and products appeared to be competitive with the fee charged to GWCM for the Fund.
The Board further considered the overall financial soundness of and the profits estimated to be realized by GWCM and the Sub-Adviser. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and the Sub-Adviser.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its prior discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also noted its discussion with GWCM representatives at the March Meeting regarding the impact of the methodology adjustment to GWCM’s 2021 profitability and GWCM’s confirmation that no further methodology adjustments were made in 2021.
The Board also reviewed a report from the Independent Consultant comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Adviser were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to the Fund and shareholders. In its evaluation, the Board recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group. In addition, the Board noted the data provided by the Independent Consultant, reflecting metrics it developed, regarding the portion of the management fee retained by GWCM with respect to the Fund’s Investor Class, which indicated that such portion was below that of the Fund’s peer group.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or the Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted the Sub-Adviser’s statement that it may from time to time use the performance of various funds in marketing its separate account investment advisory services, an ancillary benefit that the Sub-Adviser does not believe is material. The Sub-Adviser also noted that it may attract additional advisory clients from the reputational benefit of serving in its capacity to the Fund—a benefit the Sub-Adviser described as difficult to quantify.
The Board also noted where services were provided to the Fund by affiliates of GWCM, including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower pursuant to a shareholder services agreement, effective April 29, 2020 (the “Shareholder Services Agreement”). The Board considered its assessment, as part of the Board’s annual contract review process, of the services provided by and fees paid under the Shareholder Services Agreement—an assessment that included, among other things, reviews of: service metrics data; the nature and quality of shareholder services; fees retained by Empower and those paid to third-party providers; and Empower’s estimated profitability on shareholder services fees from the Fund.
The Board also considered that the Fund is offered as an investment option on a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Adviser, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President, Chief Executive Officer & Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC (“AAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President, Chief Executive Officer & Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	45	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Assistant Vice President Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Assistant Vice President, Counsel & Assistant Secretary, GWCM; Assistant General Counsel & Assistant Secretary, GWFS; Senior Counsel & Assistant Secretary, GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2023. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Great-West Funds, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of other series of Great-West Funds, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund's web site at http://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 25, 2022 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2021 and $996,300 for fiscal year 2022.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2021 and $60,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 25, 2022 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 17, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 17, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:June 17, 2022